Document and Entity Information Document	12 Months Ended
Dec. 31, 2011
Document and Entity Information [Abstract]
Entity Registrant Name	MOMENTIVE SPECIALTY CHEMICALS INC.
Entity Central Index Key	0000013239
Entity Filer Category	Non-accelerated Filer
Document Type	S-1
Document Period End Date	Dec 31, 2011
Amendment Flag	false

Consolidated Statements of Operations (USD $) In Millions, unless otherwise specified	12 Months Ended
	Dec. 31, 2011	Dec. 31, 2010	Dec. 31, 2009
Consolidated Statements of Operations [Abstract]
Net sales	$ 5,207	$ 4,597	$ 3,549
Cost of sales	4,473	3,866	3,077
Gross profit	734	731	472
Selling, general and administrative expense	335	332	305
Terminated merger and settlement income, net (See Note 2)	0	(171)	(62)
Asset impairments (See Note 2)	32	0	49
Business realignment costs (See Note 2)	15	20	37
Other operating (income) expense, net	(16)	4	7
Operating income	368	546	136
Interest expense, net	262	276	223
Loss (gain) on extinguishment of debt	0	30	(224)
Other non-operating expense (income), net	3	(4)	0
Income from continuing operations before income tax and earnings from unconsolidated entities	103	244	137
Income tax expense (benefit) (See Note 15)	3	35	(8)
Income from continuing operations before earnings from unconsolidated entities	100	209	145
Earnings from unconsolidated entities, net of taxes	16	8	2
Net income from continuing operations	116	217	147
Net income (loss) from discontinued operations, net of taxes (See Note 3)	2	(3)	(30)
Net income	118	214	117
Net income attributable to noncontrolling interest	0	0	(3)
Net income attributable to Momentive Specialty Chemicals Inc.	118	214	114
Comprehensive income attributable to Momentive Specialty Chemicals Inc.	$ 47	$ 203	$ 211

Consolidated Balance Sheets (USD $) In Millions, unless otherwise specified	Dec. 31, 2011	Dec. 31, 2010
Current assets
Cash and cash equivalents (including restricted cash of $3 and $6, respectively) (See Note 2)	$ 431	$ 186
Short-term investments	7	6
Accounts receivable (net of allowance for doubtful accounts of $19 and $24, respectively)	592	527
Inventories:
Finished and in-process goods	254	266
Raw materials and supplies	103	109
Other current assets	72	79
Assets of discontinued operations (See Note 3)	0	243
Total current assets	1,459	1,416
Other assets	169	153
Property and equipment
Land	88	78
Buildings	298	295
Machinery and equipment	2,300	2,244
Property and equipment, gross	2,686	2,617
Less accumulated depreciation	(1,477)	(1,350)
Property and equipment, net	1,209	1,267
Goodwill (See Note 6)	167	169
Other intangible assets, net (See Note 6)	104	132
Total assets	3,108	3,137
Current liabilities
Accounts and drafts payable	393	414
Debt payable within one year (See Note 9)	117	82
Affiliated loans payable	2	2
Interest payable	61	69
Income taxes payable	15	24
Accrued payroll and incentive compensation	57	65
Other current liabilities	132	150
Liabilities of discontinued operations (See Note 3)	0	59
Total current liabilities	777	865
Long-term debt (See Note 9)	3,420	3,488
Affiliated long-term debt (See Note 5)	0	100
Long-term pension and post employment benefit obligations (See Note 12)	223	208
Deferred income taxes (See Note 15)	72	110
Other long-term liabilities	156	160
Advance from affiliates (See Note 5)	225	225
Total liabilities	4,873	5,156
Commitments and contingencies (See Notes 9 and 11)
Deficit
Common stock - $0.01 par value; 300,000,000 shares authorized, 170,605,906 issued and 82,556,847 outstanding at December 31, 2011 and 2010	1	1
Paid-in capital	533	324
Treasury stock, at cost - 88,049,059 shares	(296)	(296)
Note receivable from parent	(24)	(24)
Accumulated other comprehensive income	17	88
Accumulated deficit	(1,997)	(2,115)
Total Momentive Specialty Chemicals Inc. shareholder's deficit	(1,766)	(2,022)
Noncontrolling interest	1	3
Total deficit	(1,765)	(2,019)
Total liabilities and deficit	$ 3,108	$ 3,137

Consolidated Balance Sheets (Parenthetical) (USD $) In Millions, except Share data, unless otherwise specified	Dec. 31, 2011	Dec. 31, 2010
Balance Sheet Parenthetical [Abstract]
restricted cash	$ 3	$ 6
net allowance for doubtful accounts	$ 19	$ 24
Common Stock
par value	$ 0.01	$ 0.01
shares authorized	300,000,000	300,000,000
shares issued	170,605,906	170,605,906
shares outstanding	82,556,847	82,556,847
Treasury stock, shares	88,049,059	88,049,059

Consolidated Statements of Cash Flows (USD $) In Millions, unless otherwise specified	12 Months Ended
	Dec. 31, 2011	Dec. 31, 2010	Dec. 31, 2009
Cash flows provided by operating activities
Net income	$ 118	$ 214	$ 117
Adjustments to reconcile net income to net cash provided by operating activities:
Depreciation and amortization	168	172	178
Loss (gain) on extinguishment of debt	0	30	(224)
Push-down of income recovered by shareholder (See Note 2)	0	(163)	(37)
Deferred tax benefit	(28)	(10)	(7)
Non-cash impairments and accelerated depreciation	35	0	57
Other non-cash adjustments	(2)	10	(5)
Net change in assets and liabilities:
Accounts receivable	(43)	(142)	128
Inventories	18	(65)	99
Accounts and drafts payable	(22)	(16)	95
Income taxes payable	(1)	12	6
Other assets, current and non-current	(46)	(16)	2
Other liabilities, current and long-term	(46)	19	(54)
Net cash provided by operating activities	151	45	355
Cash flows provided by (used in) investing activities
Capital expenditures	(139)	(119)	(131)
Capitalized interest	(1)	(1)	(5)
(Purchases of) proceeds from matured debt securities, net	(2)	4	(2)
Change in restricted cash	3	2	2
Deconsolidation of variable interest entities	0	(4)	0
Proceeds from the sale of businesses, net of cash transferred	173	0	0
Proceeds from the sale of assets	3	14	4
Dividends from unconsolidated affiliates, net of funds remitted	8	5	0
Net cash provided by (used in) investing activities	45	(99)	(132)
Cash flows provided by (used in) financing activities
Net short-term debt borrowings (repayments)	14	(7)	(10)
Borrowings of long-term debt	496	2,356	1,155
Repayments of long-term debt	(538)	(2,177)	(1,404)
(Repayments) borrowings of affiliated debt (See Note 5)	(100)	(3)	104
Capital contribution from parent (See Note 5)	189	0	0
Purchase of note receivable due from parent	0	0	(24)
Payment of dividends on common stock	0	0	(10)
Distributions paid to parent	(2)	0	0
Long-term debt and credit facility financing fees	(2)	(72)	(5)
Deconsolidation of noncontrolling interest in variable interest entity	0	0	(24)
Payment of dividends to noncontrolling interest holder	0	0	(4)
Net cash provided by (used in) financing activities	57	97	(222)
Effect of exchange rates on cash and cash equivalents	(5)	2	13
Increase in cash and cash equivalents	248	45	14
Cash and cash equivalents (unrestricted) at beginning of year	180	135	121
Cash and cash equivalents (unrestricted) at end of year	428	180	135
Supplemental disclosures of cash flow information: Cash paid for:
Interest, net	259	235	234
Income taxes paid (refunded), net	$ 24	$ 36	$ (6)

Consolidated Statements of Shareholder Deficit and Comprehensive Income (USD $) In Millions	Common Stock	Paid-in Capital	Treasury Stock	Note Receivable From Parent	Accumulated Other Comprehensive Income		Accumulated Deficit	Total Momentive Specialty Chemicals Inc. Deficit	Non-controlling Interest	Total
Balance at Dec. 31, 2008	$ 1	$ 517	$ (296)	$ 0	$ 2	[1]	$ (2,442)	$ (2,218)	$ 39	$ (2,179)
Net income	0	0	0	0	0		114	114	3	117
Translation adjustments	0	0	0	0	64		0	64	1	65
Net deferred losses on cash flow hedges reclassified to income	0	0	0	0	15		0	15	0	15
Gain (loss) recognized from pension and postretirement benefits, net of tax	0	0	0	0	18		0	18	0	18
Comprehensive income								211	4	215
Dividends declared to noncontrolling interest holder	0	0	0	0	0		0	0	(5)	(5)
Push-down of income recovered by shareholder (See Note 2)	0	(37)	0	0	0		0	(37)	0	(37)
Deconsolidation of variable interest entity	0	0	0	0	0		0	0	(24)	(24)
Purchase of note receivable due from parent (See Note 5)	0	0	0	(24)	0		0	(24)	0	(24)
Stock-based compensation expense	0	5	0	0	0		0	5	0	5
Balance at Dec. 31, 2009	1	485	(296)	(24)	99	[1]	(2,328)	(2,063)	14	(2,049)
Net income	0	0	0	0	0		214	214	0	214
Translation adjustments	0	0	0	0	(23)		0	(23)	(1)	(24)
Net deferred losses on cash flow hedges reclassified to income	0	0	0	0	18		0	18	0	18
Gain (loss) recognized from pension and postretirement benefits, net of tax	0	0	0	0	(6)		0	(6)	0	(6)
Comprehensive income								203	(1)	202
Push-down of income recovered by shareholder (See Note 2)	0	(163)	0	0	0		0	(163)	0	(163)
Deconsolidation of variable interest entity										0
Purchase of note receivable due from parent (See Note 5)										0
Impact of adoption of new accounting guidance for variable interest entities (See Note 2)	0	0	0	0	0		(1)	(1)	(10)	(11)
Stock-based compensation expense	0	2	0	0	0		0	2	0	2
Balance at Dec. 31, 2010	1	324	(296)	(24)	88	[1]	(2,115)	(2,022)	3	(2,019)
Net income	0	0	0	0	0		118	118	0	118
Translation adjustments	0	0	0	0	(43)		0	(43)	0	(43)
Net deferred losses on cash flow hedges reclassified to income	0	0	0	0	1		0	1	0	1
Gain (loss) recognized from pension and postretirement benefits, net of tax	0	0	0	0	(29)		0	(29)	0	(29)
Comprehensive income								47	0	47
Push-down of income recovered by shareholder (See Note 2)										0
Deconsolidation of variable interest entity										0
Purchase of note receivable due from parent (See Note 5)										0
Distribution declared to parent ($0.02 per share)	0	(2)	0	0	0		0	(2)	0	(2)
Capital contribution from Parent (See Note 5)	0	204	0	0	0		0	204	0	204
Divestiture of IAR business	0	0	0	0	0		0	0	(2)	(2)
Stock-based compensation expense	0	7	0	0	0		0	7	0	7
Balance at Dec. 31, 2011	$ 1	$ 533	$ (296)	$ (24)	$ 17	[1]	$ (1,997)	$ (1,766)	$ 1	$ (1,765)

[1]	Accumulated other comprehensive income at December 31, 2011 represents $130 of net foreign currency translation gains, net of tax, $1 of net deferred losses on cash flow hedges and a $112 loss, net of tax, relating to net actuarial losses and prior service costs for the Company's defined benefit pension and postretirement benefit plans (see Note 12). Accumulated other comprehensive income at December 31, 2010 represents $173 of net foreign currency translation gains, net of tax, $2 of net deferred losses on cash flow hedges and a $83 unrealized loss, net of tax, related to net actuarial losses and prior service costs for the Company's defined benefit pension and postretirement plans (see Note 12). Accumulated other comprehensive income at December 31, 2009 represents $196 of net foreign currency translation gains, net of tax, $20 of net deferred losses on cash flow hedges and a $77 loss, net of tax, relating to net actuarial losses and prior service costs for the Company's defined benefit pension and postretirement benefit plans (see Note 12).

Consolidated Statements of Shareholder Deficit and Comprehensive Income (Parenthetical) (USD $) In Millions, except Per Share data, unless otherwise specified	12 Months Ended
	Dec. 31, 2011	Dec. 31, 2010	Dec. 31, 2009
Stock Transactions, Parenthetical Disclosures [Abstract]
Distribution declared to parent, per share amount	$ 0.02
Accumulated Other Comprehensive Income (Loss), Net of Tax [Abstract]
Accumulated other comprehensive income of net foreign currency translation gains, net of tax	$ 130	$ 173	$ 196
Accumulated other comprehensive income of deferred losses on cash flow hedges, net of tax	(1)	(2)	(20)
Accumulated other comprehensive loss, net of tax, relating to net actuarial losses and prior service costs for the Company's defined benefit pension and postretirement benefit plans	$ (112)	$ (83)	$ (77)

Background and Basis of Presentation	12 Months Ended
Dec. 31, 2011
Background and Basis of Presentation [Abstract]
Background and Basis of Presentation

1. Background and Basis of Presentation

Based in Columbus, Ohio, Momentive Specialty Chemicals Inc. (formerly known as Hexion Specialty Chemicals, Inc.), (which may be referred to "MSC" or the "Company") serves global industrial markets through a broad range of thermoset technologies, specialty products and technical support for customers in a diverse range of applications and industries. At December 31, 2011, the Company had 70 active production and manufacturing facilities, with 28 located in the United States. Our business is organized based on the products that we offer and the markets that we serve. At December 31, 2011, we had two reportable segments: Epoxy, Phenolic and Coating Resins and Forest Products Resins. For discussion on the change in the Company's reportable segments in 2011, see Note 17.

Momentive Combination

On October 1, 2010, our parent, Momentive Specialty Chemicals Holdings LLC (formerly known as Hexion LLC) ("MSC Holdings"), and Momentive Performance Materials Holdings Inc. ("MPM Holdings"), the parent company of Momentive Performance Materials Inc. ("MPM"), became subsidiaries of a newly formed holding company, Momentive Performance Materials Holdings LLC ("Momentive Holdings"). We refer to this transaction as the "Momentive Combination."

At the time of the Momentive Combination, Hexion LLC changed its name to Momentive Specialty Chemicals Holdings LLC and Hexion Specialty Chemicals, Inc. changed its name to Momentive Specialty Chemicals Inc. As a result of the Momentive Combination, Momentive Holdings became the ultimate parent entity of MPM and MSC. Momentive Holdings is controlled by investment funds (the "Apollo Funds") managed by affiliates of Apollo Management Holdings, L.P. (together with Apollo Global Management, LLC and its subsidiaries, "Apollo"). Apollo may also be referred to as the Company's owner.

As of December 31, 2011, the Company has elected not to apply push-down accounting of its parent's basis as a result of the Momentive Combination because it is a public reporting registrant as a result of significant public debt that was outstanding before and after the Momentive Combination.

Summary of Significant Accounting Policies	12 Months Ended
Dec. 31, 2011
Summary of Significant Accounting Policies [Abstract]
Summary of Significant Accounting Policies

2. Summary of Significant Accounting Policies

Principles of Consolidation—The Consolidated Financial Statements include the accounts of the Company, its majority-owned subsidiaries in which minority shareholders hold no substantive participating rights, and variable interest entities in which the Company is the primary beneficiary. Intercompany accounts and transactions are eliminated in consolidation. The Company's share of the net earnings of 20% to 50% owned companies, for which it has the ability to exercise significance influence over operating and financial policies (but not control), are included in Earnings from unconsolidated entities in the Consolidated Statements of Operations. Investments in the other companies are carried at cost.

The Company has recorded a noncontrolling interest for the equity interests in consolidated subsidiaries that are not 100% owned.

The Company's unconsolidated investments accounted for under the equity method of accounting include the following:

•	50% ownership interest in HA International, Inc., ("HAI") a joint venture that manufactures foundry resins in the United States

•	50% ownership interest in Asia Dekor Borden (Hong Kong) Chemical Company, a joint venture that manufactures formaldehyde and resins in China

•	49.99% interest in Hexion UV Coatings (Shanghai) Co., Ltd, a joint venture that manufactures UV-curable coatings and adhesives in China

•	50% ownership interest in Hexion Shchekinoazot B.V. a joint venture that manufactures forest products resins in Russia

•	49% ownership interest in Sanwei Hexion Chemicals Company Limited, a joint venture that manufactures versatic acid derivatives in China

•	50% ownership interest in Momentive Union Specialty Chemicals Ltd, a joint venture that will manufacture phenolic specialty resins in China

Foreign Currency Translations—Assets and liabilities of foreign affiliates are translated at the exchange rates in effect at the balance sheet date. Income, expenses and cash flows are translated at average exchange rates during the year. In addition, gains or losses related to the Company's intercompany loans payable and receivable denominated in a foreign currency other than the subsidiary's functional currency that are deemed to be permanently invested are remeasured to cumulative translation and recorded in Accumulated other comprehensive income. The effect of translation is accounted for as an adjustment to Deficit and is included in Accumulated other comprehensive income. The Company recognized transaction gains of $4, $8 and $4 for the years ended December 31, 2011, 2010 and 2009, respectively, which are included as a component of Net income.

Use of Estimates—The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and also the disclosure of contingent assets and liabilities at the date of the financial statements. In addition, it requires management to make estimates and assumptions that affect the reported amounts of revenues and expenses during the reporting period. The most significant estimates that are included in the financial statements are environmental remediation, legal liabilities, deferred tax assets and liabilities and related valuation allowances, income tax accruals, pension and postretirement assets and liabilities, valuation allowances for accounts receivable and inventories, general insurance liabilities, asset impairments, fair values of stock awards and fair values of assets acquired and liabilities assumed in business acquisitions. Actual results could differ from these estimates.

Terminated merger and settlement income, net—The Company recognized Terminated merger and settlement income, net of $171 for the year ended December 31, 2010. The amount primarily includes income of $163 for insurance recoveries by the Company's owner related to the $200 settlement payment made by the Company's owner that had been treated as an expense of the Company in 2008. As of December 31, 2010, the Company's owner has recovered the $200 settlement payment in full. Terminated merger and settlement income, net also includes $8 in insurance recoveries recorded by the Company related to the settlement of litigation arising from the terminated Huntsman merger.

The Company recognized net Terminated merger and settlement income, net of $62 for the year ended December 31, 2009. The Company recognized income during the year of $51 as the Company negotiated reductions on certain of its merger related service provider liabilities and $37 in insurance recoveries by the Company's owner related to the $200 settlement payment made by Apollo that was treated as an expense of the Company in 2008. The income was partially offset by legal contingency accruals.

Cash and Cash Equivalents—The Company considers all highly liquid investments that are purchased with an original maturity of three months or less to be cash equivalents. At December 31, 2011 and 2010, the Company had interest-bearing time deposits and other cash equivalent investments of $281 and $75, respectively. They are included in the Consolidated Balance Sheets as a component of Cash and cash equivalents. The Company does not present cash flows from discontinued operations separately in the Consolidated Statements of Cash Flows.

Investments—Investments with original maturities greater than 90 days but less than one year are included in the Consolidated Balance Sheets as Short-term investments. At December 31, 2011 and 2010, the Company had Brazilian real denominated U.S. dollar index investments of $7 and $6, respectively. These investments, which are classified as held-to-maturity securities, are recorded at cost, which approximates fair value.

Allowance for Doubtful Accounts—The allowance for doubtful accounts is estimated using factors such as customer credit ratings and past collection history. Receivables are charged against the allowance for doubtful accounts when it is probable that the receivable will not be recovered.

Inventories—Inventories are stated at lower of cost or market using the first-in, first-out method. Costs include direct material, direct labor and applicable manufacturing overheads, which are based on normal production capacity. Abnormal manufacturing costs are recognized as period costs and fixed manufacturing overheads are allocated based on normal production capacity. An allowance is provided for excess and obsolete inventories based on management's review of inventories on-hand compared to the estimated future usage and sales. Inventories in the Consolidated Balance Sheets are presented net of an allowance for excess and obsolete inventory of $7 and $9 at December 31, 2011 and 2010, respectively.

Deferred Expenses—Deferred financing costs are presented as a component of Other assets in the Consolidated Balance Sheets and are amortized over the life of the related debt or credit facility using the effective interest method. Upon extinguishment of any of the debt, the related debt issuance costs are written off. At December 31, 2011 and 2010, the Company's unamortized deferred financing costs were $56 and $65, respectively.

Property and Equipment—Land, buildings and machinery and equipment are stated at cost less accumulated depreciation. Depreciation is recorded on a straight-line basis over the estimated useful lives of properties (the average estimated useful life for buildings is 20 years and 15 years for machinery and equipment). Assets under capital leases are amortized over the lesser of their useful life or the lease term. Major renewals and betterments are capitalized. Maintenance, repairs, minor renewals and turnarounds (periodic maintenance and repairs to major units of manufacturing facilities) are expensed as incurred. When property and equipment is retired or disposed of, the asset and related depreciation are removed from the accounts and any gain or loss is reflected in operating income. The Company capitalizes interest costs that are incurred during the construction of property and equipment. Depreciation expense was $152, $149 and $149 for the years ended December 31, 2011, 2010 and 2009, respectively.

Capitalized Software—The Company capitalizes certain costs, such as software coding, installation and testing, that are incurred to purchase or create and implement computer software for internal use. Amortization is recorded on the straight-line basis over the estimated useful lives ranging from 1 to 5 years.

Goodwill and Intangibles—The excess of purchase price over net tangible and identifiable intangible assets of businesses acquired is carried as Goodwill in the Consolidated Balance Sheets. Separately identifiable intangible assets that are used in the operations of the business (e.g., patents and technology, customer lists and contracts) are recorded at cost (fair value at the time of acquisition) and reported as Other intangible assets in the Consolidated Balance Sheets. The Company does not amortize goodwill or indefinite-lived intangible assets. Intangible assets with determinable lives are amortized on a straight-line basis over the shorter of the legal or useful life of the assets, which range from 1 to 30 years (see Note 6).

Impairment—The Company reviews property and equipment and all amortizable intangible assets for impairment whenever events or changes in circumstances indicate that the carrying amount of these assets may not be recoverable. Recoverability is based on estimated undiscounted cash flows. The Company tests goodwill for impairment annually, or when events or changes in circumstances indicate impairment may exist, by comparing the fair value of each reporting unit to its carrying value to determine if there is an indication that a potential impairment may exist.

During the years ended December 31, 2011, 2010 and 2009, asset impairments of $32, $0 and $49, respectively, were included in Asset impairments in the Consolidated Statements of Operations. In addition, during the years ended December 31, 2011, 2010 and 2009, accelerated depreciation on closing facilities of $3, $1 and $3, respectively, was included in Other operating expense, net in the Consolidated Statements of Operations.

Long-Lived and Amortizable Intangible Assets

In 2011, as a result of the loss of a customer that went out of business in the second quarter of 2011 and continued competitive pressures resulting in successive periods of negative cash flows associated with certain assets within the Company's European forest products business, the Company recorded impairment charges of $18 on certain of its long-lived assets in its Forest Products Resins segment.

In 2011, as a result of the likelihood that certain assets would be sold before the end of their estimated useful lives in order to bring manufacturing capacity in line with current market demand, the Company recorded impairment charges of $12 and $2 on certain long-lived assets within the Forest Products Resins and Epoxy, Phenolic and Coating Resins segments, respectively.

In 2009, as a result of the Company's decision to indefinitely idle certain production lines, the Company recorded impairment charges of $46 in the Epoxy, Phenolic and Coating Resins segment. In addition, the Company recorded miscellaneous impairments of $3 related to the closure of R&D facilities in the Forest Products Resins and Epoxy, Phenolic and Coating Resins segments.

Goodwill

The Company performs an annual assessment of qualitative factors to determine whether the existence of any events or circumstances leads to a determination that it is more likely than not that the fair value of a reporting unit is less than the carrying amount of the reporting unit's net assets. If, after assessing all events and circumstances, the Company determines it is more likely than not that the fair value of a reporting unit is less than the carrying amount of the reporting unit's net assets, the Company uses a probability weighted market and income approach to estimate the value of the reporting unit. The Company's market approach is a comparable analysis technique commonly used in the investment banking and private equity industries based on the EBITDA (earnings before interest, income taxes, depreciation and amortization) multiple technique. Under this technique, estimated fair value is the result of a market-based EBITDA multiple that is applied to an appropriate historical EBITDA amount, adjusted for the additional fair value that would be assigned by a market participant obtaining control over the reporting unit. The Company's income approach is a discounted cash flow model. When the carrying amount of the reporting unit's goodwill is greater than the implied fair value of the reporting unit's goodwill, an impairment loss is recognized for the difference.

At October 1, 2011 and 2010, the fair value of the reporting units exceeded the carrying amount of assets (including goodwill) and liabilities assigned to the units.

General Insurance—The Company is generally insured for losses and liabilities for workers' compensation, physical damage to property, business interruption and comprehensive general, product and vehicle liability under high-deductible insurance policies. The Company records losses when a loss has been incurred and is estimable and amortizes premiums over the life of the respective insurance policies.

Legal Claims and Costs—The Company accrues for legal claims and costs in the period in which a claim is made or an event becomes known, if the amounts are probable and reasonably estimable. Each claim is assigned a range of potential liability and the most likely amount is accrued. If there is no amount in the range of potential liability that is most likely, the low end of the range is accrued. The amount accrued includes all costs associated with the claim, including settlements, assessments, judgments, fines and incurred legal fees (see Note 11).

Environmental Matters—Accruals for environmental matters are recorded when it is probable that a liability has been incurred and the amount of the liability can be reasonably estimated. Environmental accruals are reviewed on a quarterly basis and as events and developments warrant (see Note 11).

Asset Retirement Obligations—Asset retirement obligations are initially recorded at their estimated net present values in the period in which the obligation occurs, with a corresponding increase to the related long-lived asset. Over time, the liability is accreted to its settlement value and the capitalized cost is depreciated over the useful life of the related asset. When the liability is settled, a gain or loss is recognized for any difference between the settlement amount and the liability that was recorded.

Revenue Recognition—Revenue for product sales, net of estimated allowances and returns, is recognized as risk and title to the product transfer to the customer, which either occurs at the time shipment is made or upon delivery. In situations where product is delivered by pipeline, risk and title transfers when the product moves across an agreed-upon transfer point, which is typically the customers' property line. Product sales delivered by pipeline are measured based on daily flow meter readings. The Company's standard terms of delivery are included in its contracts of sale or on its invoices.

Shipping and Handling—Freight costs that are billed to customers are included in Net sales in the Consolidated Statements of Operations. Shipping costs are incurred to move the Company's products from production and storage facilities to the customer. Handling costs are incurred from the point the product is removed from inventory until it is provided to the shipper and generally include costs to store, move and prepare the products for shipment. Shipping and handling costs are recorded in Cost of sales in the Consolidated Statements of Operations.

Research and Development Costs—Funds are committed to research and development activities for technical improvement of products and processes that are expected to contribute to future earnings. All costs associated with research and development are charged to expense as incurred. Research and development and technical service expense was $70, $66 and $58 for the years ended December 31, 2011, 2010 and 2009, respectively, and is included in Selling, general and administrative expense in the Consolidated Statements of Operations.

Business Realignment Costs—The Company incurred Business realignment costs totaling $15, $20 and $37 for the years ended December 31, 2011, 2010 and 2009, respectively. These costs primarily represent expenses to implement productivity savings programs to reduce the Company's cost structure and align manufacturing capacity with current volume demands (see Note 4). For the year ended December 31, 2011, these costs also represent minor headcount reduction programs.

Income Taxes—The Company recognizes deferred tax assets and liabilities for the expected future tax consequences of temporary differences between the financial statement carrying amounts and the tax bases of the assets and liabilities.

Deferred tax balances are adjusted to reflect tax rates, based on current tax laws, which will be in effect in the years in which temporary differences are expected to reverse. Deferred tax assets are reduced by a valuation allowance when, in the opinion of management, it is more likely than not that some portion or all of the deferred tax assets will not be realized (see Note 15).

Unrecognized tax benefits are generated when there are differences between tax positions taken in a tax return and amounts recognized in the Consolidated Financial Statements. Tax benefits are recognized in the consolidated financial statements when it is more likely than not that a tax position will be sustained upon examination. Tax benefits are measured as the largest amount of benefit that is greater than 50% likely of being realized upon settlement. The Company classifies interest and penalties as a component of tax expense.

Derivative Financial Instruments—The Company is a party to forward exchange contracts, interest rate swaps, cross-currency swaps and natural gas futures and electricity forward contracts to reduce its cash flow exposure to changes in foreign exchange rates, interest rates, natural gas and electricity prices. The Company does not hold or issue derivative financial instruments for trading purposes. All derivative financial instruments, whether designated in hedging relationships or not, are recorded in the Consolidated Balance Sheets at fair value. If a derivative financial instrument is designated as a fair-value hedge, the changes in the fair value of the derivative financial instrument and the hedged item are recognized in earnings. If the derivative financial instrument is designated as a cash-flow hedge, changes in the fair value of the derivative financial instrument are recorded in Accumulated other comprehensive income in the Consolidated Balance Sheets, to the extent effective, and are recognized in the Company's Consolidated Statements of Operations when the hedged item impacts earnings. The cash flows from derivative financial instruments accounted for as hedges are classified in the same category as the item being hedged in the Consolidated Statements of Cash Flows. The Company documents effectiveness assessments in order to use hedge accounting at each reporting period (see Note 8).

Stock-Based Compensation—Stock-based compensation cost is measured at the grant date based on the fair value of the award which is amortized as expense over the requisite service period on a graded-vesting basis (see Note 14).

Transfers of Financial Assets—The Company executes factoring and sales agreements with respect to its trade accounts receivable to support its working capital requirements. The Company accounts for these transactions as either sales-type or financing-type transfers of financial assets based on the terms and conditions of each agreement. For the portion of the sales price that is deferred in a reserve account and subsequently collected, the Company's policy is to classify the cash in-flows as cash flows from operating activities as the predominant source of the cash flows pertains to the Company's trade accounts receivable. The Company generated (used) $7, $4 and $(5) of cash for the years ended December 31, 2011, 2010 and 2009, respectively, related to the reserve account. When the Company retains the servicing rights on the transfers of accounts receivable, it measures these rights at fair value, if material.

Concentrations of Credit Risk—Financial instruments that potentially subject the Company to concentrations of credit risk are primarily temporary investments and accounts receivable. The Company places its temporary investments with high quality institutions and, by policy, limits the amount of credit exposure to any one institution. Concentrations of credit risk for accounts receivable are limited due to the large number of customers in the Company's customer base and their dispersion across many different industries and geographies. The Company generally does not require collateral or other security to support customer receivables.

Concentrations of Supplier Risk—The Company relies on long-term agreements with key suppliers for most of its raw materials. The loss of a key source of supply or a delay in shipments could have an adverse effect on its business. Should any of the suppliers fail to deliver or should any of the key long-term supply contracts be canceled, the Company would be forced to purchase raw materials at current market prices. The Company's largest supplier provides 12% of raw material purchases. In addition, several of the feedstocks at various facilities are transported through a pipeline from one supplier.

Subsequent Events—The Company has evaluated events and transactions subsequent to December 31, 2011 through April 13, 2012, the date of issuance of its Consolidated Financial Statements.

Reclassifications—Certain prior period balances have been reclassified to conform with current presentations.

Recently Issued Accounting Standards

Newly Adopted Accounting Standards

In September 2011, the FASB issued Accounting Standards Update No. 2011-08: Testing for Goodwill Impairment ("ASU 2011-08"). ASU 2011-08 amends current goodwill impairment testing guidance by providing entities with an option to perform a qualitative assessment to determine whether it is more likely than not that the fair value of a reporting unit is less than its carrying amount as a basis for determining whether it is necessary to perform the two-step goodwill impairment test. ASU 2011-08 will be effective for interim and annual goodwill impairment tests performed for fiscal years beginning after December 15, 2011; however, early adoption is permitted. In the fourth quarter of 2011, the Company elected to early adopt ASU 2011-08 for its annual goodwill impairment test for the year ended December 31, 2011. The early adoption of ASU 2011-08 did not have a material impact on the Company's Consolidated Financial Statements.

Newly Issued Accounting Standards

In June 2011, the FASB issued Accounting Standards Update No. 2011-05: Comprehensive Income ("ASU 2011-05"). ASU 2011-05 amends current presentation guidance by eliminating the option for an entity to present the components of comprehensive income as part of the statement of changes in stockholder's equity and requires presentation of comprehensive income in a single continuous financial statement or in two separate but consecutive financial statements. The amendments in ASU 2011-05 do not change the items that must be reported in other comprehensive income or when an item of other comprehensive income must be reclassified to net income. ASU 2011-05 will be effective for the Company on January 1, 2012. The Company is currently assessing the impact of ASU 2011-05 on the presentation of its Statement of Comprehensive Income within its Consolidated Financial Statements.

In December 2011, the FASB issued Accounting Standards Update No. 2011-12: Deferral of the Effective Date for Amendments to the Presentation of Reclassifications of Items Out of Accumulated Other Comprehensive Income in Accounting Standards Update No. 2011-05 ("ASU 2011-12"). ASU 2011-12 defers the requirement to present components of reclassifications of other comprehensive income on the face of the income statement, while still requiring entities to adopt the other requirements contained in ASU 2011-05. The Company is currently assessing the impact of ASU 2011-12 on the presentation of its Statement of Comprehensive Income within its Consolidated Financial Statements.

Discontinued Operations	12 Months Ended
Dec. 31, 2011
Discontinued Operations [Abstract]
Discontinued Operations

3. Discontinued Operations

North American Coatings and Composite Resins Business

On May 31, 2011, the Company sold its North American coatings and composite resins business ("CCR Business") to PCCR USA, Inc. ("PCCR"), a subsidiary of Investindustrial, a European investment group. The CCR Business is engaged in the production of coating resins for architectural and original equipment manufacturers, alkyd resins, as well as composite resins for construction, transportation, consumer goods, marine and other applications and includes four manufacturing facilities in the United States.

In conjunction with the sale, as part of a Transitional Services Agreement, the Company provided certain transitional services to PCCR . The purpose of these services was to provide short-term assistance to PCCR in assuming the operations of the CCR Business. These services did not confer to the Company the ability to influence the operating or financial policies of the CCR Business under its new ownership. The Company's cash inflows and outflows from these services were insignificant during the transition period.

The CCR Business had net sales of $114 and $221 and pre-tax loss of $3 and $2 for the years ended December 31, 2011 and 2010, respectively. The results of the CCR Business are reported as a discontinued operation for all periods presented and were previously included in the Coatings segment in 2010 and the Epoxy, Phenolic and Coating Resins segment beginning in 2011 as a result of the Company's change in reportable segments in the first quarter of 2011 (see Note 17).

Global Inks and Adhesive Resins Business

On January 31, 2011, the Company sold its global inks and adhesive resins business ("IAR Business") to Harima Chemicals Inc. ("Harima") for a purchase price of $120. The IAR Business is engaged in the production of naturally derived resins and related products primarily used for the manufacture of printing inks, adhesives, synthetic rubber, specialty coatings and aroma chemicals and includes 11 manufacturing facilities in the United States, Europe and the Asia-Pacific region.

Harima also paid $14 for cash and $8 for working capital transferred to Harima at the time of closing as part of the Purchase Agreement, less indebtedness and pension plan liability transferred to Harima of $4. In the first quarter of 2011, a subsequent adjustment to the purchase price of $2 was accrued based upon the final working capital settlement as defined by the Purchase Agreement.

In conjunction with the sale, as part of a Transitional Services Agreement, the Company provided certain transitional services to Harima. The purpose of these services was to provide short-term assistance to Harima in assuming the operations of the IAR Business. These services did not confer to the Company the ability to influence the operating or financial policies of the IAR Business under its new ownership. The Company's cash inflows and outflows from these services were insignificant during the transition period.

The IAR Business had net sales of $31 and $356 and pre-tax income of $6 and $2 for the years ended December 31, 2011 and 2010, respectively. The results of the IAR Business are reported as a discontinued operation for all periods presented.

In addition, the Company incurred approximately $4 in transaction and other costs for the year ended December 31, 2010. The Company accrued a loss on the sale of the IAR Business of $1 in during the year ended December 31, 2010.

The aggregate carrying values of the IAR Business and CCR Business were $140 and $44, respectively, as of December 31, 2010. The major classes of assets and liabilities of discontinued operations included in the Consolidated Balance Sheets are as follows:

	December 31, 2010
	IAR Business	CCR Business	Total Discontinued Operations
Assets:
Accounts Receivable	$69	$20	$89
Inventories	42	21	63
Other current assets	6	1	7

Total current assets	117	42	159

Property and equipment, net	54	21	75
Other intangible assets, net	6	—	6
Other assets	3	—	3

Total noncurrent assets	63	21	84

Total assets of discontinued operations	$180	$63	$243

Liabilities:
Accounts and drafts payable	$24	$16	$40
Other current liabilities	7	3	10

Total current liabilities	31	19	50

Long-term debt	4	—	4
Other long-term liabilities	5	—	5

Total noncurrent liabilities	9	—	9

Total liabilities of discontinued operations	$40	$19	$59

Productivity Program	12 Months Ended
Dec. 31, 2011
Productivity Program [Abstract]
Productivity Program

4. Productivity Program

At December 31, 2010, the Company had substantially completed its productivity savings restructuring program.

The following table summarizes the related restructuring information for its productivity savings program by type of cost:

	Workforce reductions	Site closure costs	Other projects	Total
Cumulative restructuring costs incurred through December 31, 2010	$46	$5	$4	$55
Accrued liability at December 31, 2008	$11	$—	$—	$11
Restructuring charges	25	2	2	29
Payments	(17)	(2)	(2)	(21)
Foreign currency translation	1	—	—	1

Accrued liability at December 31, 2009	20	—	—	20
Restructuring charges	10	3	2	15
Payments	(23)	(3)	(2)	(28)

Accrued liability at December 31, 2010	$7	$—	$—	$7

Workforce reduction costs primarily relate to employee termination costs and are accounted for under the guidance for nonretirement postemployment benefits or as exit and disposal costs, as applicable. During the years ended December 31, 2010 and 2009, restructuring charges of $15 and $29, respectively, were recorded in Business realignment costs in the Consolidated Statements of Operations. At December 31, 2010, the Company had accrued $7, for restructuring liabilities in Other current liabilities in the Consolidated Balance Sheets.

The following table summarizes restructuring information by reporting segment:

	Epoxy, Phenolic and Coating Resins	Forest Products Resins	Corporate and Other	Total
Cumulative restructuring costs incurred through December 31, 2010	$43	$5	$7	$55
Accrued liability at December 31, 2008	$7	$1	$3	$11
Restructuring charges	22	3	4	29
Payments	(15)	(2)	(4)	(21)
Foreign currency translation	1	—	—	1

Accrued liability at December 31, 2009	15	2	3	20
Restructuring charges	14	1	—	15
Payments	(24)	(2)	(2)	(28)

Accrued liability at December 31, 2010	$5	$1	$1	$7

Related Party Transactions	12 Months Ended
Dec. 31, 2011
Related Party Transactions [Abstract]
Related Party Transactions

5. Related Party Transactions

Administrative Service, Management and Consulting Arrangements

The Company is subject to a seven-year Amended and Restated Management Consulting Agreement with Apollo (the "Management Consulting Agreement") that terminates on May 31, 2012 with an automatic one year extension provided on an annual basis, unless notice to the contrary is given by either party. Under the Management Consulting Agreement, the Company receives certain structuring and advisory services from Apollo and its affiliates. The Management Consulting Agreement provides indemnification to Apollo, its affiliates and their directors, officers and representatives for potential losses arising from these services. Apollo is entitled to an annual fee equal to the greater of $3 or 2% of the Company's Adjusted EBITDA. Apollo elected to waive payment of any portion of the annual fee due in excess of $3 for the years ended December 31, 2011 and 2010. Due to the economic downturn, Apollo elected to waive payment of the 2009 fee in its entirety.

During the years ended December 31, 2011, 2010 and 2009, the Company recognized expense under the Management Consulting Agreement of $3, $3 and $0, respectively. These amounts are included in Other operating expense, net in the Company's Consolidated Statements of Operations.

Apollo Notes Registration Rights Agreements

On November 5, 2010, in connection with the issuance of the Company's 9.00% Second-Priority Senior Secured Notes due 2020, the Company entered into a separate registration rights agreement with an affiliate of Apollo. The registration rights agreement gives Apollo the right to make three requests by written notice to the Company specifying the maximum aggregate principal amount of notes to be registered. The agreement requires the Company to file a registration statement with respect to the notes it issued to Apollo as promptly as possible following receipt of each such notice. There are no cash or additional penalties under the registration rights agreement resulting from delays in registering the notes.

In September 2011, the Company filed a registration statement on Form S-1 with the SEC to register the resale of $134 of Second-Priority Senior Secured Notes due 2020 held by an affiliate of Apollo.

Shared Services Agreement

On October 1, 2010, in connection with the closing of the Momentive Combination, the Company entered into the Shared Services Agreement with MPM. Pursuant to the Shared Services Agreement, the Company will provide to MPM, and MPM provides to the Company, certain services, including, but not limited to, executive and senior management, administrative support, human resources, information technology support, accounting, finance, legal and procurement services. The Shared Services Agreement establishes certain criteria upon which the costs of such services will be allocated between the Company and MPM. Allocation of service costs not demonstrably attributable to either the Company or MPM will initially be 51% to the Company and 49% to MPM, except to the extent that 100% of any cost was demonstrably attributable to or for the benefit of either MPM or the Company, in which case the total cost was allocated 100% to such party. The Shared Services Agreement remains in effect until terminated according to its terms. MPM or the Company may terminate the agreement for convenience, without cause, by giving written notice not less than thirty (30) days prior to the effective date of termination. It is also anticipated that the Company and MPM will cooperate to achieve favorable pricing with respect to purchases of raw materials and logistics services.

Pursuant to this agreement, during the years ended December 31, 2011 and 2010, the Company incurred approximately $170 and $42, respectively, of costs for shared services and MPM incurred approximately $151 and $43, respectively, of costs for shared services (excluding, in each case, costs allocated 100% to one party), including shared service true-up billings in 2011. During the year ended December 31, 2011, the Company realized approximately $29 in cost savings as a result of the Shared Services Agreement. In the fourth quarter of 2011, the Company billed MPM approximately $7, which represents a true-up payment, to bring the percentage of total net incurred costs for shared services for the year ended December 31, 2011 under the Shared Services Agreement to 51% for the Company and 49% for MPM as well as costs allocated 100% to one party. Of the $7, $5 should have been billed to MPM in the second and third quarter of 2011. The out of period income of $2 and $3 was not material to the second or third quarters ending June 30, 2011 and September 30, 2011, respectively. The true-up amount is included in Selling, general and administrative expense in the Consolidated Statements of Operations. The Company had accounts receivable of $15 and $0 as of December 31, 2011 and 2010, respectively, and accounts payable to MPM of $3 and $1 at December 31, 2011 and 2010, respectively.

Apollo Advance

In connection with the terminated Huntsman merger and related litigation settlement agreement and release among the Company, Huntsman and other parties entered into on December 14, 2008, the Company paid Huntsman $225. The settlement payment was funded to the Company by an advance from Apollo, while reserving all rights with respect to reallocation of the payments to other affiliates of Apollo. Under the provisions of the settlement agreement and release, the Company is contractually obligated to reimburse Apollo for any insurance recoveries on the $225 settlement payment, net of expense incurred in obtaining such recoveries. Apollo has agreed that the payment of any such insurance recoveries will satisfy the Company's obligation to repay amounts received under the $225 advance. The Company has recorded the $225 settlement payment advance as a long-term liability at December 31, 2011. As of December 31, 2011, the Company has not recovered any insurance proceeds related to the $225 settlement payment.

Preferred Equity Commitment and Issuance

In addition, pursuant to the settlement agreement and release, certain affiliates of Apollo entered into a commitment with the Company and MSC Holdings pursuant to which they committed to purchase for $200, subject to adjustments, preferred units and warrants to purchase 28,785,935 common units of MSC Holdings by December 31, 2011. On October 1, 2010, at the time of the closing of the Momentive Combination, Apollo's commitment to purchase preferred units and warrants to purchase common units of MSC Holdings was amended to become a commitment to purchase preferred units and warrants to purchase common units of Momentive Holdings. Momentive Holdings agreed to contribute any proceeds from the issuance of preferred or common units under this agreement as a capital contribution to MSC Holdings, and MSC Holdings agreed to contribute such amounts as a capital contribution to the Company.

Prior to the purchase of all the preferred shares and warrants, certain affiliates of Apollo committed to provide liquidity facilities up to $200 to MSC Holdings or the Company on an interim basis. In connection therewith, in 2009, certain affiliates of Apollo extended a $100 term loan to the Company and an affiliate of the Company (the "Term Loan"). Interest expense on the Term Loan incurred during each of the years ended December 31, 2011, 2010 and 2009 was $3. In addition, the Company sold trade accounts receivable to affiliates of Apollo pursuant to these liquidity facilities. The available borrowings under these liquidity facilities increased on a dollar for dollar basis as the sold receivables were collected.

In December, 2011, the Company repaid the Term Loan, plus accrued interest. In conjunction with the Term Loan repayment, Momentive Holdings issued 28,785,935 preferred units and 28,785,935 warrants to purchase common units of Momentive Holdings to affiliates of Apollo for a purchase price of $205 (the "Preferred Equity Issuance"), representing the initial $200 face amount, plus amounts earned from the interim liquidity facilities discussed above, less related fees and expenses. Momentive Holdings contributed $189 of the proceeds from the Preferred Equity Issuance to MSC Holdings and MSC Holdings contributed the amount to the Company. The remaining $16 was held in a reserve account at December 31, 2011 by Momentive Holdings to redeem any additional preferred units from Apollo equal to the aggregate number of preferred units and warrants subscribed for by all other members of Momentive Holdings.

As of December 31, 2011, the Company has recognized a capital contribution of $204, representing the total proceeds from the Preferred Equity Issuance, less related fees and expenses, of which $16 is recorded as a receivable as of December 31, 2011, as Momentive Holdings is obligated to contribute the remaining $16 to the Company, pursuant to the agreements discussed above. This receivable is included in Other current assets on the Consolidated Balance Sheets.

In January 2012, the remaining $16 of proceeds held in the reserve account were contributed to the Company.

Purchase of MSC Holdings Debt

In 2009, the Company purchased $180 in face value of the outstanding MSC Holdings LLC PIK Facility for $24, including accrued interest. The loan receivable from MSC Holdings has been recorded at its acquisition value of $24 as an addition to the Company's shareholder deficit as MSC Holdings is the Company's parent. In addition, as of December 31, 2011 the Company has not recorded accretion of the purchase discount or interest income as ultimate receipt of these cash flows is under the control of MSC Holdings. The Company will continue to assess the collectibility of these cash flows to determine future amounts to record, if any.

Purchases and Sales of Products and Services with Apollo Affiliates

The Company sells products to certain Apollo affiliates and members of Momentive Holdings. These sales were $2, $3 and $2 for the years ended December 31, 2011, 2010 and 2009, respectively. Accounts receivable from these affiliates were $1 and less than $1 at December 31, 2011 and 2010, respectively. The Company also purchases raw materials and services from certain Apollo affiliates. These purchases were $32, $36 and $8 for the years ended December 31, 2011, 2010 and 2009, respectively. The Company had accounts payable to Apollo affiliates of $1 at both December 31, 2011 and 2010.

Other Transactions and Arrangements

Momentive Holdings purchases insurance policies which also cover the Company and MPM. Amounts are billed to the Company based on the Company's relative share of the insurance premiums. Amounts billed to the Company from Momentive Holdings were $14 for the year ended December 31, 2011. The Company had accounts payable of $3 to Momentive Holdings under these arrangements at December 31, 2011.

The Company sells finished goods to and purchases raw materials from HAI. The Company also provides toll-manufacturing and other services to HAI. Prior to 2010 and the adoption of ASU 2009-17, HAI was consolidated in the Company's Consolidated Financial Statements and these transactions were eliminated in consolidation. Beginning in 2010, the Company's investment in HAI is recorded under the equity method of accounting and the related sales and purchases are not eliminated from the Company's Consolidated Financial Statements. However, any profit on these transactions is eliminated in the Company's Consolidated Financial Statements to the extent of the Company's 50% interest in HAI. Sales to and services provided to HAI were $113 and $96 for the years ended December 31, 2011 and 2010, respectively. Purchases from HAI were $54 and $58 for the years ended December 31, 2011 and 2010, respectively. The Company had accounts receivable from HAI of $14 and $13 and accounts payable to HAI of $4 and $2 at December 31, 2011 and 2010, respectively.

The Company's purchase contracts with HAI represent a significant portion of HAI's total revenue. In addition, the Company has pledged its member interest in HAI as collateral on HAI's revolving line of credit. These factors result in the Company absorbing the majority of the risk to potential losses or gains from a majority of the expected returns. However, the Company does not have the power to direct the activities that most significantly impact HAI, and therefore, does not have a controlling financial interest. The carrying value of HAI's assets were $48 and $42 as of December 31, 2011 and 2010, respectively. The carrying value of HAI's liabilities were $21 and $20 at December 31, 2011 and 2010, respectively.

The Company had a loan receivable from its unconsolidated forest products joint venture in Russia with a carrying value of $3 and $4 at December 31, 2011 and 2010, respectively.

Goodwill and Intangible Assets	12 Months Ended
Dec. 31, 2011
Goodwill and Intangible Assets [Abstract]
Goodwill and Intangible Assets

6. Goodwill and Intangible Assets

The Company's gross carrying amount and accumulated impairments of goodwill consist of the following as of December 31:

	2011				2010
	Gross Carrying Amount	Accumulated Impairments	Accumulated Foreign Currency Translation	Net Book Value	Gross Carrying Amount	Accumulated Impairments	Accumulated Foreign Currency Translation	Net Book Value
Epoxy, Phenolic and Coating Resins	$88	$—	$2	$90	$88	$—	$3	$91
Forest Products Resins	81	—	(4)	77	81	—	(3)	78

	$169	$—	$(2)	$167	$169	$—	$—	$169

The changes in the net carrying amount of goodwill by segment for the years ended December 31, 2011 and 2010 are as follows:

	Epoxy, Phenolic and Coating Resins	Forest Products Resins	Total
Goodwill balance at December 31, 2009	$100	$77	$177
Deconsolidation of variable interest entity	(7)	—	(7)
Foreign currency translation	(2)	1	(1)

Goodwill balance at December 31, 2010	91	78	169
Foreign currency translation	(1)	(1)	(2)

Goodwill balance at December 31, 2011	$90	$77	$167

The Company's intangible assets with identifiable useful lives consist of the following as of December 31:

	2011				2010
	Gross Carrying Amount	Accumulated Impairments	Accumulated Amortization	Net Book Value	Gross Carrying Amount	Accumulated Impairments	Accumulated Amortization	Net Book Value
Intangible assets:
Patents and technology	$110	$—	$(58)	$52	$110	$—	$(53)	$57
Customer lists and contracts	93	(17)	(44)	32	91	—	(37)	54
Other	25	—	(5)	20	25	—	(4)	21

	$228	$(17)	$(107)	$104	$226	$—	$(94)	$132

The impact of foreign currency translation on intangible assets is included in accumulated amortization.

In 2011, as a result of the loss of a customer that went out of business in the second quarter of 2011 and continued competitive pressures resulting in successive periods of negative cash flows within the Company's European forest products business, the Company recorded impairment charges of $17 on certain customer list assets in its Forest Products Resins segment, which has been included in Asset impairments on the Consolidated Statements of Operations.

Total intangible amortization expense for the years ended December 31, 2011, 2010 and 2009 was $15, $15 and $17, respectively.

Estimated annual intangible amortization expense for 2012 through 2016 is as follows:

2012	$13
2013	13
2014	12
2015	12
2016	12

Fair Value	12 Months Ended
Dec. 31, 2011
Fair Value [Abstract]
Fair Value

7. Fair Value

Fair value measurement provisions establish a fair value hierarchy which requires an entity to maximize the use of observable inputs and minimize the use of unobservable inputs when measuring fair value. This guidance describes three levels of inputs that may be used to measure fair value:

•	Level 1: Inputs are quoted prices (unadjusted) for identical assets or liabilities in active markets. Level 1 primarily consists of financial instruments traded on exchange or futures markets.

•

Level 2: Pricing inputs are other than quoted prices in active markets included in Level 1, which are either directly or indirectly observable as of the reported date. Level 2 includes those derivative instruments transacted primarily in over the counter markets.

•	Level 3: Unobservable inputs, for example, inputs derived through extrapolation or interpolation that cannot be corroborated by observable market data.

Recurring Fair Value Measurements

Following is a summary of assets and liabilities measured at fair value on a recurring basis as of December 31, 2011 and 2010:

	Fair Value Measurements Using			Total
	Quoted Prices in Active Markets (Level 1)	Significant Other Observable Inputs (Level 2)	Unobservable Inputs (Level 3)
December 31, 2011
Derivative liabilities	$—	$(3)	$—	$(3)
December 31, 2010
Derivative liabilities	$—	$(10)	$—	$(10)

The Company calculates the fair value of its derivative liabilities using quoted market prices whenever available. When quoted market prices are not available, the Company uses standard pricing models with market-based inputs, adjusted for nonperformance risk. When its financial instruments are in a liability position, the Company evaluates its credit risk as a component of fair value. At both December 31, 2011 and December 31, 2010, no adjustment was made by the Company to reduce its derivative liabilities for its nonperformance risk.

When its financial instruments are in an asset position, the Company is exposed to credit loss in the event of nonperformance by other parties to these contracts and evaluates their credit risk as a component of fair value.

Non-recurring Fair Value Measurements

Following is a summary of losses as a result of the Company measuring assets at fair value on a non-recurring basis during the years ended December 31, 2011 and 2009. There were no significant assets or liabilities measured at fair value on a non-recurring basis during the year ended December 31, 2010.

	Year Ended December 31,
	2011	2010	2009
Long-lived assets held and used	$(31)	$—	$(10)
Long-lived assets held for sale	—	—	(1)
Long-lived assets held for disposal/abandonment	(1)	—	(38)

Total	$(32)	$—	$(49)

In 2011, as a result of the likelihood that certain assets would be sold before the end of their estimated useful lives in order to bring manufacturing capacity in line with current market demand, the Company wrote down long-lived assets with a carrying value of $22 to fair value of $8, resulting in impairment charges of $12 and $2 on certain assets within the Forest Products Resins and Epoxy, Phenolic and Coating Resins segments, respectively, for the year ended December 31, 2011. These long-lived assets were valued with the assistance of appraisals from third parties or by using a discounted cash flow analysis based on assumptions that market participants would use. Key inputs in the model included projected revenues and manufacturing costs associated with these long-lived assets.

In 2011, as a result of the loss of a customer that went out of business in the second quarter of 2011 and continued competitive pressures resulting in successive periods of negative cash flows associated with certain assets within the Company's European forest products business, the Company has written down long-lived assets with a carrying value of $29 to fair value of $11, resulting in an impairment charge of $18 for the year ended December 31, 2011. These assets were valued using a discounted cash flow analysis based on assumptions that market participants would use and incorporates probability-weighted cash flows based on the likelihood of various possible scenarios. Key inputs in the model included projected revenues, operating expenses, and asset usage charges associated with certain intangible assets.

As part of the Company's productivity initiatives, the Company decided to indefinitely idle certain production lines. Long-lived assets with a carrying value of $57 were written down to fair value of $8, resulting in an impairment charge of $49 for the year ended December 31, 2009. These long-lived assets were valued with the assistance of appraisals from third parties or by using a discounted cash flow analysis based on assumptions that market participants would use. Key inputs in the model included projected revenues and manufacturing costs associated with these long-lived assets.

Non-derivative Financial Instruments

The following table includes the carrying amount and fair value of the Company's non-derivative financial instruments as of December 31:

	2011		2010
	Carrying Amount	Fair Value	Carrying Amount	Fair Value
Debt	$3,539	$3,226	$3,672	$3,708

Fair values of debt are determined from quoted, observable market prices, where available, based on other similar financial instruments, or based upon interest rates that are currently available to the Company for the issuance of debt with similar terms and maturities. The carrying amounts of cash and cash equivalents, short-term investments, accounts receivable, accounts and drafts payable and other accrued liabilities are considered reasonable estimates of their fair values due to the short-term maturity of these financial instruments.

Derivative Instruments and Hedging Activities	12 Months Ended
Dec. 31, 2011
Derivative Instruments and Hedging Activities [Abstract]
Derivative Instruments and Hedging Activities

8. Derivative Instruments and Hedging Activities

Derivative Financial Instruments

The Company is exposed to certain risks related to its ongoing business operations. The primary risks managed by using derivative instruments are foreign currency exchange risk, interest rate risk and commodity price risk. The Company does not hold or issue derivative financial instruments for trading purposes.

The following table summarizes the Company's derivative financial instruments as of December 31, which are recorded as Other current liabilities in the Consolidated Balance Sheets:

	2011				2010
Liability Derivatives	Average Days To Maturity	Average Contract Rate	Notional Amount	Fair Value Liability	Average Days to Maturity	Average Contract Rate	Notional Amount	Fair Value Liability
Derivatives designated as hedging instruments
Interest Rate Swaps
Interest swap – 2007	—	—	$—	$—	4	—	$375	$(5)
Interest swap – 2010	367	—	350	(2)	732	—	350	(2)

Total derivatives designated as hedging instruments				$(2)				$(7)

Derivatives not designated as hedging instruments
Foreign Exchange and Interest Rate Swap
Cross-Currency and Interest Rate Swap	—	—	$—	$—	273	1.2038	$25	$(3)
Interest Rate Swaps
Interest swap – Australia Multi-Currency Term	—	—	—	—	364	—	22	—
Australian dollar interest swap	1,070	—	6	—	—	—	—	—
Commodity Contracts
Electricity contracts	—	—	3	(1)	—	—	4	—
Natural gas futures	—	—	5	—	—	—	2	—

Total derivatives not designated as hedging instruments				$(1)				$(3)

The following tables summarize gains and losses recognized on the Company's derivative financial instruments:

Derivatives in Cash Flow Hedging Relationship	Amount of Loss Recognized in OCI on Derivative for the year ended December 31:			Location of Loss Reclassified from Accumulated OCI into Income	Amount of Loss Reclassified from Accumulated OCI into Income for the year ended December 31:
	2011	2010	2009		2011	2010	2009
Interest Rate Swaps
Interest swap – 2006	$—	$—	$—	Interest expense, net	$—	$—	$(8)
Interest swap – 2007	—	—	(15)	Interest expense, net	—	(20)	(22)
Interest swap – 2010	(2)	(2)	—	Interest expense, net	(3)	—	—

Total	$(2)	$(2)	$(15)		$(3)	$(20)	$(30)

As of December 31, 2011, the Company expects to reclassify $2 of losses recognized in Accumulated other comprehensive income to earnings over the next twelve months.

Derivatives Not Designated as Hedging Instruments	Amount of (Loss) Gain Recognized in Income on Derivative for the year ended December 31:			Location of (Loss) Gain Recognized in Income on Derivative
	2011	2010	2009
Foreign Exchange and Interest Rate Swap
Cross-Currency and Interest Rate Swap	$(1)	$2	$(1)	Other non-operating expense, net
Interest Rate Swaps
Interest swap – Australia Multi-Currency Term	—	—	—	Other non-operating expense, net
Australian dollar interest swap	—	—	—	Other non-operating expense, net
Commodity Contracts
Electricity contracts	(1)	1	(1)	Cost of sales
Natural gas futures	(1)	(1)	(3)	Cost of sales

Total	$(3)	$2	$(5)

Foreign Exchange and Interest Rate Swap

International operations account for a significant portion of the Company's revenue and operating income. The Company's policy is to reduce foreign currency cash flow exposure from exchange rate fluctuations by hedging anticipated and firmly committed transactions when it is economically feasible. The Company periodically enters into forward contracts to buy and sell foreign currencies to reduce foreign exchange exposure and protect the U.S. dollar value of certain transactions to the extent of the amount under contract. The counter-parties to our forward contracts are financial institutions with investment grade ratings. The Company does not apply hedge accounting to these derivative instruments.

On September 30, 2008, the Company entered into an amended three-year cross-currency and interest rate swap agreement structured for a non-U.S. subsidiary's U.S. dollar denominated floating rate term loan in order to offset the balance sheet and interest rate exposures and cash flow variability associated with the exchange rate fluctuations on the term loan. The swap agreement required the Company to sell euros in exchange for U.S. dollars at a rate of 1.2038. The Company also paid a variable rate equal to Euribor plus 390 basis points and received a variable rate equal to the U.S. dollar LIBOR plus 250 basis points. The amount the Company received under this agreement was approximately equal to the non-U.S. subsidiary's interest rate on its term loan. This swap agreement had an initial notional amount of $25 that amortized quarterly on a straight line basis to $24, prior to maturing on September 30, 2011. The Company paid a weighted average interest rate of 5.0% and 4.6% and received a weighted average interest rate of 2.8% and 2.8% on these swap agreements during the years ended December 31, 2011 and 2010, respectively. During the year ended December 31, 2011, the Company paid $4 to settle the cross-currency and interest rate swap. This amount is recorded in Other non-operating expense, net in the Company's Consolidated Statements of Operations.

Interest Rate Swaps

The Company periodically uses interest rate swaps to alter interest rate exposures between fixed and floating rates on certain long-term debt. Under interest rate swaps, the Company agrees with other parties to exchange, at specified intervals, the difference between fixed rate and floating rate interest amounts calculated using an agreed-upon notional principal amount. The counter-parties to the interest rate swap agreements are financial institutions with investment grade ratings.

In January 2007, the Company entered into a three-year interest rate swap agreement designed to offset cash flow variability associated with interest rate fluctuations on our variable rate debt (the "January 2007 Swap"), which became effective on January 1, 2008. The initial notional amount of the swap was $300, but increased to $700 before amortizing down to $375. As a result of the interest rate swap, the Company paid a fixed rate equal to approximately 7.2% per year and received a variable rate based on the terms of the underlying debt. The swap expired on January 4, 2011. The Company accounted for this swap as a qualifying cash flow hedge.

In February 2007, to effectively fix the interest rate on approximately $30 of our Australian Multi-Currency Term / Working Capital Facility, the Company entered into interest rate swap agreements with two counterparties for an initial notional amount of AUD $35, which amortizes quarterly based on the expected loan payments. The swap agreements terminated December 30, 2011. The Company pays a fixed interest rate of 6.6% and receives a floating rate based on the terms of the underlying debt. The Company has not applied hedge accounting to this derivative instrument.

In July 2010, the Company entered into a two-year interest rate swap agreement (the "July 2010 Swap"). This swap is designed to offset the cash flow variability that results from interest rate fluctuations on the Company's variable rate debt. This swap became effective on January 4, 2011 upon the expiration of the January 2007 Swap. The initial notional amount of the July 2010 Swap was $350, and will subsequently be amortized down to $325. The Company pays a fixed rate of 1.0325% and receives a variable one month LIBOR rate. The Company accounts for the swap as a qualifying cash flow hedge.

In December 2011, the Company entered into a three-year interest rate swap agreement with a notional amount of AUD $6, which became effective on January 3, 2012 and will mature on December 5, 2014. The Company pays a fixed rate of 4.140% and receives a variable rate based on the 3 month Australian Bank Bill Rate. The Company has not applied hedge accounting to this derivative instrument.

Commodity Contracts

The Company is exposed to price fluctuations associated with raw materials purchases, most significantly with methanol, phenol, urea, acetone, propylene and chlorine. For these commodity raw materials, the Company has purchase contracts in place that contain periodic price adjustment provisions. The Company also adds selling price provisions to certain customer contracts that are indexed to publicly available indices for the associated commodity raw materials. The board of directors approves all commodity futures and commodity commitments based on delegation of authority documents.

The Company hedges a portion of its natural gas purchases for certain North American plants. The Company used futures contracts to hedge 31%, 42% and 70% of its 2011, 2010 and 2009 natural gas usage at these plants, respectively. The contracts are settled for cash each month based on the closing market price on the last day the contract trades on the New York Mercantile Exchange. The Company also entered into fixed price forward contracts for the purchase of electricity at certain of our manufacturing plants to offset the risk associated with increases in energy prices.

The Company does not apply hedge accounting to these future and forward contracts. The Company recognizes gains and losses each month as the gas and electricity is used. Remaining obligations are marked to market on a quarterly basis.

Debt and Lease Obligations	12 Months Ended
Dec. 31, 2011
Debt and Lease Obligations [Abstract]
Debt and Lease Obligations

9. Debt and Lease Obligations

Debt outstanding at December 31 is as follows:

	2011		2010
	Long-Term	Due Within One Year	Long-Term	Due Within One Year
Non-affiliated debt:
Senior Secured Credit Facilities:
Floating rate term loans due May 2013 at 2.8% and 2.6% at December 31, 2011 and 2010	$446	$8	$455	$8
Floating rate term loans due May 2015 at 4.2% and 4.1% at December 31, 2011 and 2010, respectively	910	15	927	15
Senior Secured Notes:
8.875 % senior secured notes due 2018 (includes $6 of unamortized debt discount at December 31, 2011 and 2010)	994	—	994	—
Floating rate second-priority senior secured notes due 2014 at 5.0% and 4.8% at December 31, 2011 and 2010, respectively	120	—	120	—
9.00% Second-priority senior secured notes due 2020	574	—	574	—
Debentures:
9.2% debentures due 2021	74	—	74	—
7.875% debentures due 2023	189	—	189	—
8.375% sinking fund debentures due 2016	62	—	62	—
Other Borrowings:
Australia Facility due 2014 at 6.8% and 4.5% at December 31, 2011 and 2010, respectively	36	5	38	10
Brazilian bank loans at 8.9% and 9.8% at December 31, 2011 and 2010, respectively	—	65	33	37
Capital Leases	11	1	9	1
Other at 5.7% and 3.5% at December 31, 2011 and 2010, respectively	4	23	13	11

Total non-affiliated debt	3,420	117	3,488	82
Affiliated debt:
Affiliated borrowings due on demand at 3.3% and 3.4% at December 31, 2011 and 2010, respectively	—	2	—	2
Affiliated term loan due 2011 at 2.6% at December 31, 2010	—	—	100	—

Total affiliated debt	—	2	100	2

Total debt	$3,420	$119	$3,588	$84

Senior Secured Credit Facilities

The terms of the amended senior secured credit facilities include a term loan facility with maturities in 2013 and 2015, a $50 synthetic letter of credit facility ("LOC") that matures in 2013 and access to a $200 revolving credit facility through February 2013.

The facilities are subject to an earlier maturity date, on any date that more than $200 in the aggregate principal amount of certain of the Company's debt will mature within 91 days of that date. Repayment of 1% total per year of the term loan and LOCs must be made (in the case of the term loan facility, quarterly, and in the case of the LOC, annually) with the balance payable at the final maturity date. Further, the Company may be required to make additional repayments on the term loan, upon specific events, or if excess cash flow is generated. The terms of the senior secured credit facilities also include $200 in available incremental term loan borrowings.

Pursuant to the terms of our senior secured credit facilities, intercompany indebtedness of any borrower thereunder to any of our subsidiaries is subordinated to the prior payment of the senior indebtedness obligations under the senior secured credit facility. Certain Company subsidiaries guarantee obligations under the amended senior secured credit facilities. The amended senior secured credit facilities and senior secured notes discussed below are secured by certain assets of the Company and the subsidiary guarantors, subject to certain exceptions.

The credit agreement contains, among other provisions, restrictive covenants regarding indebtedness, payments and distributions, mergers and acquisitions, asset sales, affiliate transactions, capital expenditures and the maintenance of certain financial ratios. Payment of borrowings under the amended senior secured credit facilities may be accelerated if there is an event of default. Events of default include the failure to pay principal and interest when due, a material breach of representation or warranty, covenant defaults, events of bankruptcy and a change of control. The senior secured credit facilities also contain cross-acceleration and cross default provisions. Accordingly, events of default under certain other foreign debt agreements could result in the Company's outstanding debt becoming immediately due and payable.

Term Loans

The interest rates for term loans denominated in U.S. dollars to the Company under the amended senior secured credit facilities are based on, at the Company's option, (a) adjusted LIBOR plus 2.25% for term loans maturing May 2013 and 3.75% for term loans maturing May 2015 or (b) the higher of (i) JPMorgan Chase Bank, N.A.'s (JPMCB) prime rate or (ii) the Federal Funds Rate plus 0.50%, in each case plus 0.75% for term loans maturing May 2013 and 2.25% for term loans maturing May 2015. Term loans denominated in euros to the Company's Netherlands subsidiary are at the Company's option; (a) EURO LIBOR plus 2.25% for term loans maturing May 2013 or 3.75% for term loans maturing May 2015 or (b) the rate quoted by JPMCB as its base rate for those loans plus 0.75% for term loans maturing May 2013 and 2.25% for term loans maturing May 2015.

Revolving Credit Facility

The interest rate for the revolving credit facility through May 31, 2011 was adjusted LIBOR plus 2.50%. The extended revolving loans, which took effect upon the May 31, 2011 maturity of the prior revolving credit facility, bear interest at a rate of LIBOR plus 4.50%. The Company was also required to pay a 2% ticking fee on committed amounts for the extended revolver, payable quarterly through May 31, 2011. Available borrowings under the amended senior secured credit facilities (including LOC facility) were $200 at December 31, 2011.

The amended senior secured credit facilities have commitment fees (other than with respect to the LOC) equal to 4.50% per year of the unused line plus a fronting fee of 0.25% of the aggregate face amount of outstanding letters of credit. The LOC has a commitment fee of 0.10% per year.

Recent Developments and 2012 Refinancing Activities

In March 2012, the Company issued $450 aggregate principal amount of 6.625% First-Priority Senior Secured Notes due 2020 at an issue price of 100%. The Company used the net proceeds, together with cash on hand to repay approximately $454 aggregate principal amount of existing term loans maturing May 5, 2013 under the Company's senior secured credit facilities, effectively extending these maturities by an additional eight years (the "Offering Transaction"). In conjunction with the Offering Transaction, the Company extended $171 of its $200 revolving line of credit facility commitments from lenders from February 2013 to December 2014. In connection with such extension, the lender commitments to the revolving line of credit facility were decreased to approximately $192 in the aggregate. The interest rate for loans made under the extended revolver commitments was increased to adjusted LIBOR plus 4.75% from adjusted LIBOR plus 4.50%. The commitment fee for the extended revolver commitments was decreased to 0.5% of the unused line from 4.5% of the unused line.

Senior Secured Notes

8.875% Senior Secured Notes

In January 2010, through the Company's wholly owned finance subsidiaries, Hexion U.S. Finance Corp. and Hexion Nova Scotia Finance, ULC, the Company sold $1,000 aggregate principal amount of 8.875% senior secured notes due 2018. The priority of the collateral liens securing the 8.875% Senior Secured Notes is senior to the collateral liens securing the existing Second-Priority Senior Secured Notes, and is junior to the collateral liens securing the Company's senior secured credit facility.

Second Priority Senior Secured Notes

In November 2010, through the Company's wholly owned finance subsidiaries, Hexion U.S. Finance Corp. and Hexion Nova Scotia Finance, ULC the Company refinanced its existing 9.75% Second-priority senior secured notes due 2014 (the "Old Notes") through the issuance of $574 aggregate principal amount of 9.00% Second-Priority Senior Secured Notes due 2020, which mature on November 15, 2020 (the "New Notes"). $440 aggregate principal amount was offered through a private placement to unaffiliated investors (the "Offering"). The remaining $134 aggregate principal amount of the Notes was issued in exchange for $127 aggregate principal amount of the Old Notes that were held by an affiliate of Apollo Global Management, LLC at the time of the Offering (the "Apollo Exchange"). The exchange ratio was determined based on the consideration offered to holders of the Old Notes to redeem the Old Notes, which is intended to give Apollo an aggregate value equivalent to that which it would receive if it had received the total consideration upon the Company's redemption of the Old Notes and used the proceeds received to invest in the New Notes. The new debt issued to Apollo has the same terms as the notes issued by the Company in the Offering.

The weighted average interest rate of affiliated borrowings at December 31, 2011 was 3.28%. Proceeds from the loans were used for general corporate purposes.

Debentures

	Origination Date	Interest Payable	Early Redemption
9.2% debentures due 2021	March 1991	March 15 September 15	None
7.875% debentures due 2023	May 1993	February 15 August 15	None

8.375% sinking fund debentures due 2016	April 1986	April 15 October 15	April 2006

The 8.375% debentures have a sinking fund requirement of $20 per year from 2007 to 2015. Previous buybacks of debentures allows the Company to fulfill sinking fund requirements through 2012.

Other Borrowings

The Company's Australian Term Loan Facility has a variable interest rate equal to the 90 day Australian or New Zealand Bank Bill Rates plus an applicable margin. The agreement also provides access to a $10 revolving credit facility. There were no outstanding balances on the revolving credit facility at December 31, 2011.

The Brazilian bank loans represent various bank loans, primarily for working capital purposes and to finance 2010 plant construction.

The Company's capital leases are included in debt on the Consolidated Balance Sheets and range from one to fifteen year terms for equipment, pipeline, land and buildings. The Company's operating leases consist primarily of vehicles, equipment, tank cars, land and buildings.

Scheduled Maturities

Aggregate maturities of non-affiliated debt, minimum payments under capital leases and minimum rentals under operating leases at December 31, 2011 for the Company are as follows:

Year	Non-affiliated Debt	Minimum Rentals Under Operating Leases	Minimum Payments Under Capital Leases
2012	$116	$28	$2
2013	470	22	2
2014	188	18	2
2015	900	14	2
2016	20	11	2
2017 and thereafter	1,837	22	11

Total minimum payments	$3,531	$115	21

Less: Amount representing interest			(9)

Present value of minimum payments			$12

Rental expense under operating leases amounted to $36 for each of the years ended December 31, 2011, 2010 and 2009.

Covenant Compliance

The Company is currently in compliance with all terms of its outstanding indebtedness under its senior secured credit facility, including the senior secured bank leverage ratio. A failure to comply with the Company's senior secured bank leverage ratio contained within its senior secured credit facility, could result in a default, which if not cured or waived, could have a material adverse effect on the Company's business and financial condition. The Company's senior secured credit facility permits a default in its senior secured leverage ratio covenant to be cured by cash contributions to the Company's capital from the proceeds of equity purchases or cash contributions to the capital of MSC Holdings. The cure amount can be no greater than the amount required for purposes of complying with the covenant, and in each four quarter period, the cure right can only be exercised in three quarters.

Two of the Company's wholly-owned international subsidiaries expect to not be in compliance with a financial covenant under their respective loan agreements when they deliver their audited financial statements for the year ended December 31, 2011 in the second quarter of 2012. As such, as of December 31, 2011, outstanding debt of approximately $31 has been classified as Debt payable within one year in the Consolidated Balance Sheets. In March 2012, the Company subsequently obtained a covenant waiver from one of the respective banks, representing approximately $25 of the $31. If a waiver is not obtained for the remaining portion, the Company has sufficient cash to repay such debt. Non-compliance with these covenants would not result in a cross-default under the Company's amended senior secured credit facilities or the indentures that govern its notes.

Guarantees, Indemnifications and Warranties	12 Months Ended
Dec. 31, 2011
Guarantees, Indemnifications and Warranties [Abstract]
Guarantees, Indemnification and Warranties

10. Guarantees, Indemnifications and Warranties

Standard Guarantees / Indemnifications

In the ordinary course of business, the Company enters into a number of agreements that contain standard guarantees and indemnities where the Company may indemnify another party for, among other things, breaches of representations and warranties. These guarantees or indemnifications are granted under various agreements, including those governing (i) purchases and sales of assets or businesses, (ii) leases of real property, (iii) licenses of intellectual property, (iv) long-term supply agreements, (v) employee benefits services agreements and (vi) agreements with public authorities on subsidies for designated research and development projects. These guarantees or indemnifications are for the benefit of the (i) buyers in sale agreements and sellers in purchase agreements, (ii) landlords or lessors in lease contracts, (iii) licensors or licensees in license agreements, (iv) vendors or customers in long-term supply agreements, (v) service providers in employee benefits services agreements and (vi) governments or agencies subsidizing research or development. In addition, the Company guarantees some of the payables of its subsidiaries to purchase raw materials in the ordinary course of business.

These parties may also be indemnified against any third party claim resulting from the transaction that is contemplated in the underlying agreement. Additionally, in connection with the sale of assets and the divestiture of businesses, the Company may agree to indemnify the buyer for liabilities related to the pre-closing operations of the assets or businesses sold. Indemnities for pre-closing operations generally include tax liabilities, environmental liabilities and employee benefit liabilities that are not assumed by the buyer in the transaction.

Indemnities related to the pre-closing operations of sold assets normally do not represent additional liabilities to the Company, but simply serve to protect the buyer from potential liability associated with the Company's existing obligations at the time of sale. As with any liability, the Company has accrued for those pre-closing obligations that it considers to be probable and reasonably estimable. The amounts recorded at December 31, 2011 and 2010 are not significant.

While some of these guarantees extend only for the duration of the underlying agreement, many survive the expiration of the term of the agreement or extend into perpetuity (unless they are subject to a legal statute of limitations). There are no specific limitations on the maximum potential amount of future payments that the Company could be required to make under its guarantees, nor is the Company able to estimate the maximum potential amount of future payments to be made under these guarantees because the triggering events are not predictable.

Our corporate charter also requires us to indemnify, to the extent allowed by New Jersey state corporate law, our directors and officers as well as directors and officers of our subsidiaries and other agents against certain liabilities and expenses incurred by them in carrying out their obligations.

Apollo Indemnification

In March 2009, the Company and affiliates of Apollo entered into an indemnification agreement. This agreement provides that the Company will indemnify affiliates of Apollo, and affiliates of Apollo will indemnify the Company, against any liabilities arising from actions brought by our respective insurance providers against the other as a result of claims paid on the Huntsman settlement. See Note 5 for additional information regarding indemnification provided by the Company to Apollo under the Management Consulting Agreement.

Warranties

The Company does not make express warranties on its products, other than that they comply with the Company's specifications; therefore, the Company does not record a warranty liability. Adjustments for product quality claims are not material and are charged against net sales.

Commitments and Contingencies	12 Months Ended
Dec. 31, 2011
Commitments and Contingencies [Abstract]
Commitments and Contingencies

11. Commitments and Contingencies

Environmental Matters

The Company's operations involve the use, handling, processing, storage, transportation and disposal of hazardous materials. The Company is subject to extensive environmental regulation at the federal, state and local levels as well as foreign laws and regulations, and is therefore exposed to the risk of claims for environmental remediation or restoration. In addition, violations of environmental laws or permits may result in restrictions being imposed on operating activities, substantial fines, penalties, damages or other costs, any of which could have a material adverse effect on the Company's business, financial condition, results of operations or cash flows.

Environmental Institution of Paraná IAP—On August 10, 2005, the Environmental Institute of Paraná (IAP), an environmental agency in the State of Paraná, provided Hexion Quimica Industria, the Company's Brazilian subsidiary, with notice of an environmental assessment in the amount of 12 Brazilian reais. The assessment related to alleged environmental damages to the Paranagua Bay caused in November 2004 from an explosion on a shipping vessel carrying methanol purchased by the Company. The investigations performed by the public authorities have not identified any actions of the Company that contributed to or caused the accident. The Company responded to the assessment by filing a request to have it cancelled and by obtaining an injunction precluding execution of the assessment pending adjudication of the issue. In November 2010, the Court denied the Company's request to cancel the assessment and lifted the injunction that had been issued. The Company responded to the ruling by filing an appeal in the State of Paraná Court of Appeals. In March 2012, the Company was informed that the Court of Appeals has denied the Company's appeal. The Company continues to believe that the assessment is invalid and it plans to appeal the Appellate Court's decision to the federal appellate system in Brazil. Because the Company continues to believe it has strong defenses against the validity of the assessment, it does not believe that a loss is probable. At December 31, 2011, the amount of the assessment, including tax, penalties, monetary correction and interest, is 27 Brazilian reais, or approximately $14.

The following table summarizes all probable environmental remediation, indemnification and restoration liabilities, including related legal expenses, at December 31, 2011 and 2010.

	Number of Sites		Liability		Range of Reasonably Possible Costs
Site Description	December 31, 2011	December 31, 2010	December 31, 2011	December 31, 2010	Low	High
Geismar, LA	1	1	$17	$17	$10	$24
Superfund and offsite landfills – allocated share:
Less than 1%	31	29	1	1	1	2
Equal to or greater than 1%	12	12	7	7	5	12
Currently-owned	12	19	5	6	4	12
Formerly-owned:
Remediation	10	10	1	1	1	10
Monitoring only	5	6	1	1	—	1

	71	77	$32	$33	$21	$61

These amounts include estimates for unasserted claims that the Company believes are probable of loss and reasonably estimable. The estimate of the range of reasonably possible costs is less certain than the estimates upon which the liabilities are based. To establish the upper end of a range, assumptions less favorable to the Company among the range of reasonably possible outcomes were used. As with any estimate, if facts or circumstances change, the final outcome could differ materially from these estimates. At December 31, 2011 and 2010, $6 and $10, respectively, has been included in Other current liabilities in the Consolidated Balance Sheets with the remaining amount included in Other long-term liabilities.

Following is a discussion of the Company's environmental liabilities and the related assumptions at December 31, 2011:

Geismar, LA Site—The Company formerly owned a basic chemicals and polyvinyl chloride business that was taken public as Borden Chemicals and Plastics Operating Limited Partnership ("BCPOLP") in 1987. The Company retained a 1% interest, the general partner interest and the liability for certain environmental matters after BCPOLP's formation. Under a Settlement Agreement approved by the United States Bankruptcy Court for the District of Delaware among the Company, BCPOLP, the United States Environmental Protection Agency and the Louisiana Department of Environmental Quality, the Company agreed to perform certain of BCPOLP's obligations for soil and groundwater contamination at BCPOLP's Geismar, Louisiana site. The Company bears the sole responsibility for these obligations because there are no other potentially responsible parties ("PRP") or third parties from whom the Company could seek reimbursement.

A groundwater pump and treat system to remove contaminants is operational, and natural attenuation studies are proceeding. If closure procedures and remediation systems prove to be inadequate, or if additional contamination is discovered, costs that would approach the higher end of the range of possible outcomes could result.

Due to the long-term nature of the project, the reliability of timing and the ability to estimate remediation payments, a portion of this liability was recorded at its net present value, assuming a 3% discount rate and a time period of 30 years. The range of possible outcomes is discounted in a similar manner. The undiscounted liability, which is expected to be paid over the next 30 years, is approximately $24. Over the next five years, the Company expects to make ratable payments totaling $6.

Superfund Sites and Offsite Landfills—The Company is currently involved in environmental remediation activities at a number of sites for which it has been notified that it is, or may be, a PRP under the U.S. Comprehensive Environmental Response, Compensation and Liability Act or similar state "superfund" laws. The Company anticipates approximately $3 of the estimated liability for these sites will be paid within the next five years, with the remainder over the next fifteen years. The Company generally does not bear a significant level of responsibility for these sites, and as a result, has little control over the costs and timing of cash flows.

The Company's ultimate liability will depend on many factors including its share of waste volume, the financial viability of other PRPs, the remediation methods and technology used, the amount of time necessary to accomplish remediation and the availability of insurance coverage. The range of possible outcomes takes into account the maturity of each project, resulting in a more narrow range as the project progresses. To estimate both its current reserves for environmental remediation at these sites and the possible range of additional costs, the Company has not assumed that it will bear the entire cost of remediation of every site to the exclusion of other known PRPs who may be jointly and severally liable. The Company has limited information to assess the viability of other PRPs and their probable contribution on a per site basis. The Company's insurance provides very limited, if any, coverage for these environmental matters.

Sites Under Current Ownership—The Company is conducting environmental remediation at a number of locations that it currently owns, of which eight sites are no longer in operation. As the Company is performing a portion of the remediation on a voluntary basis, it has some control over the costs to be incurred and the timing of cash flows. The Company expects to pay approximately $5 of these liabilities within the next five years, with the remainder over the next five years. The factors influencing the ultimate outcome include the methods of remediation elected, the conclusions and assessment of site studies remaining to be completed, and the time period required to complete the work. No other parties are responsible for remediation at these sites.

Formerly-Owned Sites—The Company is conducting environmental remediation at a number of locations that it formerly owned. The final costs to the Company will depend on the method of remediation chosen and the level of participation of third parties.

In addition, the Company is responsible for a number of sites that require monitoring where no additional remediation is expected. The Company has established reserves for costs related to these sites. Payment of the majority of these liabilities is anticipated to occur over the next five years. The ultimate cost to the Company will be influenced by fluctuations in projected monitoring periods or by findings that are different than anticipated.

Indemnifications— In connection with the acquisition of certain of the Company's operating businesses, the Company has been indemnified by the sellers against certain liabilities of the acquired businesses, including liabilities relating to both known and unknown environmental contamination arising prior to the date of the purchase. The indemnifications may be subject to certain exceptions and limitations, deductibles and indemnity caps. While it is reasonably possible that some costs could be incurred, except for those sites identified above, the Company has inadequate information to allow it to estimate a potential range of liability, if any.

Non-Environmental Legal Matters

The Company is involved in various legal proceedings in the ordinary course of business and had reserves of $7 and $11 at December 31, 2011 and December 31, 2010, respectively, for all non-environmental legal defense costs incurred and settlement costs that it believes are probable and estimable. At December 31, 2011 and December 31, 2010, $3 and $5, respectively, have been included in Other current liabilities in the Consolidated Balance Sheets with the remaining amount included in Other long-term liabilities.

Following is a discussion of significant non-environmental legal proceedings:

Brazil Tax Claim—In 1992, the State of Sao Paulo Administrative Tax Bureau issued an assessment against the Company's Brazilian subsidiary claiming that excise taxes were owed on certain intercompany loans made for centralized cash management purposes. These loans were characterized by the Tax Bureau as intercompany sales. Since that time, management and the Tax Bureau have held discussions and the subsidiary filed an administrative appeal seeking cancellation of the assessment. The Administrative Court upheld the assessment in December 2001. In 2002, the subsidiary filed a second appeal with the highest-level Administrative Court, again seeking cancellation of the assessment. In February 2007, the highest-level Administrative Court upheld the assessment. The Company requested a review of this decision. On April 23, 2008, the Brazilian Administrative Tax Tribunal issued its final decision upholding the assessment against the subsidiary. The Company filed an Annulment action in the Brazilian Judicial Courts in May 2008 along with a request for an injunction to suspend the tax collection. The injunction was denied but the Annulment action is being pursued. The Company has pledged certain properties and assets in Brazil during the pendency of the Annulment action in lieu of paying the assessment. In September 2010, in the Company's favor, the Court adopted its appointed expert's report finding that the transactions in question were intercompany loans. Sao Paulo has mandatory appeal rights but the Court's decision based on the facts is likely to be upheld and therefore, the Company does not believe a loss contingency is probable. At December 31, 2011 the amount of the assessment, including tax, penalties, monetary correction and interest, is 68 Brazilian reais, or approximately $37.

Formosa Plant—Several lawsuits were filed in Sangamon County, Illinois in May 2006 against the Company on behalf of individuals injured or killed in an explosion at a Formosa Plastics Corporation ("Formosa") plant in Illiopolis, Illinois that occurred on April 23, 2004. The Company sold the facility in 1987. The facility was operated by BCPOLP until it was sold to Formosa out of BCPOLP's bankrupt estate in 2002. In March 2007, an independent federal agency found that operator errors caused the explosion, but that current and former owners could have implemented systems to minimize the impacts from these errors. In March 2008, the Company filed a motion for summary judgment. On May 19, 2011, four of the plaintiffs voluntarily withdrew their claims against the Company. On August 15, 2011, the Court granted the Company's motion for summary judgment against the remaining plaintiffs, and it entered an order dismissing the Company from the lawsuit.

Hillsborough County—The Company is named in a lawsuit filed on July 12, 2004 in Hillsborough County, Florida Circuit Court, for an animal feed supplement processing site formerly operated by the Company and sold in 1980. The lawsuit is filed on behalf of multiple residents of Hillsborough County living near the site and it alleges various injuries from exposure to toxic chemicals. The Company does not have adequate information from which to estimate a potential range of liability, if any. The court dismissed a similar lawsuit brought on behalf of a class of plaintiffs in November 2005.

Other Legal Matters—The Company is involved in various other product liability, commercial and employment litigation, personal injury, property damage and other legal proceedings in addition to those described above, including actions that allege harm caused by products the Company has allegedly made or used, containing silica, vinyl chloride monomer and asbestos. The Company does not believe that it has a material exposure for these claims and believes it has adequate reserves and insurance to cover pending and foreseeable future claims.

Other Commitments and Contingencies

Purchase Commitments

The Company has entered into contractual agreements with Shell and other third parties for the supply of site services, utilities, materials and facilities and for operation and maintenance services necessary to operate certain of the Company's facilities on a stand-alone basis. The duration of the contracts range from less than one year to 20 years, depending on the nature of services. These contracts may be terminated by either party under certain conditions as provided for in the respective agreements; generally, 90 days notice is required for short-term contracts and three years notice is required for longer-term contracts (generally those contracts in excess of five years). Contractual pricing generally includes a fixed and variable component.

In addition, the Company has entered into contractual agreements with Shell and other third parties to purchase feedstocks or other services. The terms of these agreements vary from one to ten years and may be extended at the Company's request and are cancelable by either party as provided for in each agreement. Feedstock prices are based on market prices less negotiated volume discounts or cost input formulas.

The Company is required to make minimum annual payments under these contracts as follows:

Year	Minimum Annual Purchase Commitments
2012	$415
2013	280
2014	102
2015	43
2016	31
2017 and beyond	110

Total minimum payments	981
Less: Amount representing interest	(42)

Present value of minimum payments	$939

Customer Contract Termination

In the second quarter of 2011, the Company agreed to terminate an operator contract (the "Contract") with a customer in response to the customer's desire to restructure certain of its manufacturing capacity. The customer agreed to pay the Company a one-time compensation payment of €16, or approximately $23, which the Company has since collected. The compensation payment represents a contract termination penalty and payment for all unpaid minimum obligations incurred by the customer to date under the Contract. The Company recorded a net gain of $21 for the year ended December 31, 2011 related to the termination of the Contract, which represents the full compensation payment net of the Company's estimated cost to disable the related manufacturing assets. The amount is recorded in Other operating income, net in the Consolidated Statements of Operations.

Pension and Non-Pension Postretirement Benefit Plans	12 Months Ended
Dec. 31, 2011
Pension and Non-Pension Postretirement Benefit Plans [Abstract]
Pension and Non-Pension Postretirement Benefit Plans

12. Pension and Non-Pension Postretirement Benefit Plans

The Company sponsors defined benefit pension plans covering most U.S. employees and certain non-U.S. employees primarily in Canada, Netherlands, Germany, France, Belgium and Malaysia. Benefits under these plans are generally based on eligible compensation and / or years of credited service. Retirement benefits in other foreign locations are primarily structured as defined contribution plans. Effective June 30, 2009, the Company froze the benefits for the non-bargained and some of the bargained participants in the U.S. pension plans. During 2010, in conjunction with the renegotiation of collectively bargained agreements, the Company negotiated a freeze of the benefit for the remaining active participants. The Company has replaced this benefit with an additional annual employer contribution to the existing defined contribution plan for all non-bargained associates.

The Company also provides non-pension postretirement benefit plans to certain U.S. employees, to Canadian employees and to certain employees in the Netherlands. The U.S. benefit primarily consists of a life insurance benefit for retirees, for which the premiums are paid by the Company. In addition, some U.S. participants are offered the same medical plans as active employees; however, for most participants, the premiums are paid by the retiree. The Canadian plans provide retirees and their dependents with medical and life insurance benefits, which are supplemental benefits to the respective provincial healthcare plan in Canada. The Netherlands' plan provides a lump sum payment at retirement.

The following table presents the change in benefit obligation, change in plan assets and components of funded status for the Company's defined benefit pension and non-pension postretirement benefit plans for the years ended December 31:

	Pension Benefits				Non-Pension Postretirement Benefits
	2011		2010		2011		2010
	U.S. Plans	Non-U.S. Plans	U.S. Plans	Non-U.S. Plans	U.S. Plans	Non-U.S. Plans	U.S. Plans	Non-U.S. Plans
Change in Benefit Obligation
Benefit obligation at beginning of year	$278	$308	$271	$308	$13	$6	$13	$5
Service cost	2	8	3	8	—	—	—	—
Interest cost	14	17	15	15	1	—	1	1
Actuarial losses	14	3	10	3	1	—	—	—
Foreign currency exchange rate changes	—	(11)	—	(19)	—	—	—	—
Benefits paid	(22)	(8)	(20)	(8)	(1)	—	(1)	—
Plan curtailments / settlements	—	—	(1)	—	—	—	—	—
Employee contributions	—	1	—	1	—	—	—	—

Benefit obligation at end of year	286	318	278	308	14	6	13	6

Change in Plan Assets
Fair value of plan assets at beginning of year	207	201	185	189	—	—	—	—
Actual return on plan assets	—	25	22	14	—	—	—	—
Foreign currency exchange rate changes	—	(9)	—	(12)	—	—	—	—
Employer contributions	15	21	20	17	1	—	1	—
Benefits paid	(22)	(8)	(20)	(8)	(1)	—	(1)	—
Employee contributions	—	1	—	1	—	—	—	—

Fair value of plan assets at end of year	200	231	207	201	—	—	—	—

Funded status of the plan at end of year	$(86)	$(87)	$(71)	$(107)	$(14)	$(6)	$(13)	$(6)

	Pension Benefits				Non-Pension Postretirement Benefits
	2011		2010		2011		2010
	U.S. Plans	Non-U.S. Plans	U.S. Plans	Non-U.S. Plans	U.S. Plans	Non- U.S. Plans	U.S. Plans	Non- U.S. Plans
Amounts recognized in the Consolidated Balance Sheets at December 31 consist of:
Noncurrent assets	$—	$35	$—	$15	$—	$—	$—	$—
Other current liabilities	—	(4)	—	(4)	(1)	—	(1)	—
Long-term pension and post employment benefit obligations	(86)	(118)	(71)	(118)	(13)	(6)	(12)	(6)
Accumulated other comprehensive loss (income)	157	8	133	16	(13)	(1)	(25)	(2)

Net amounts recognized	$71	$(79)	$62	$(91)	$(27)	$(7)	$(38)	$(8)
Amounts recognized in Accumulated other comprehensive income at December 31 consist of:
Net actuarial loss (gain)	$157	$1	$133	$12	$(4)	$(1)	$(6)	$(1)
Net prior service cost (benefit)	—	5	—	6	(9)	—	(19)	(1)
Deferred income taxes	—	2	—	(2)	—	—	—	—

Net amounts recognized	$157	$8	$133	$16	$(13)	$(1)	$(25)	$(2)
Accumulated benefit obligation	$286	$300	$278	$293
Accumulated benefit obligation for funded plans	284	190	275	181
Pension plans with underfunded or non-funded accumulated benefit obligations at December 31:
Aggregate projected benefit obligation	$284	$128	$278	$129
Aggregate accumulated benefit obligation	284	122	278	123
Aggregate fair value of plan assets	200	8	207	8
Pension plans with projected benefit obligations in excess of plan assets at December 31:
Aggregate projected benefit obligation	$286	$135	$278	$135
Aggregate fair value of plan assets	200	14	207	13

For U.S. pension plans, the net accumulated unrecognized losses increased by approximately $24 due to additional unrecognized actuarial losses of $31 as a result of the decrease in the discount rate at December 31, 2011 and unfavorable asset experience, but was partially offset by the amortization of actuarial losses of $7. The net accumulated unrecognized actuarial losses relating to the Non-U.S. pension plans were reduced by $8 primarily due to favorable gains on assets versus expected returns during the year ended December 31, 2011.

The foreign currency impact reflected in these rollforward tables are primarily for changes in the euro and Canadian dollar versus the U.S. dollar.

The Pension Protection Act of 2006 (the "2006 PPA") provides for minimum funding levels on U.S. plans, and plans not meeting the minimum funding requirement may be subject to certain restrictions. During 2009, 2010 and 2011, the Company's U.S. qualified pension plan was under the minimum funding level as measured under the 2006 PPA, resulting in restrictions on lump sum payments to 50%.

Following are the components of net pension and non-pension postretirement expense (benefit) recognized by the Company for the years ended December 31:

	Pension Benefits
	U.S. Plans			Non-U.S. Plans
	2011	2010	2009	2011	2010	2009
Service cost	$2	$3	$4	$8	$8	$8
Interest cost on projected benefit obligation	14	15	17	17	15	16
Expected return on assets	(17)	(16)	(14)	(12)	(11)	(10)
Amortization of prior service cost	—	—	—	1	—	1
Recognized actuarial loss (gain)	7	8	9	—	1	(1)
Curtailment (gain) loss	—	—	(1)	—	—	1

Net expense	$6	$10	$15	$14	$13	$15

	Non-Pension Postretirement Benefits
	U.S. Plans			Non-U.S. Plans
	2011	2010	2009	2011	2010	2009
Service cost	$—	$—	$—	$—	$—	$—
Interest cost on projected benefit obligation	1	1	1	—	—	—
Amortization of prior service benefit	(10)	(11)	(11)	—	—	—
Recognized actuarial gain	(1)	—	(1)	—	—	—
Settlement gain	—	—	—	—	—	(1)

Net benefit	$(10)	$(10)	$(11)	$—	$—	$(1)

The curtailment gain recognized on U.S. pension benefits during the year ended December 31, 2009 related to the U.S. plan freeze previously discussed. The curtailment loss recognized on non-U.S. pension benefits during the year ended December 31, 2009 related to the impact of planned workforce reductions on the Company's pension plan in the Netherlands. The settlement gain recognized during the year ended December 31, 2009 for non-pension postretirement plans resulted from lump sum payments made under the Company's plan offered to certain associates in the Netherlands.

The following amounts were recognized in other comprehensive income during the year ended December 31, 2011:

	Pension Benefits		Non-Pension Postretirement Benefits		Total
	U.S. Plans	Non-U.S. Plans	U.S. Plans	Non-U.S. Plans	U.S. Plans	Non-U.S. Plans
Net actuarial losses (gains) arising during the year	$31	$(10)	$1	$—	$32	$(10)
Amortization of prior service (cost) benefit	—	(1)	10	—	10	(1)
Amortization of net (losses) gains	(7)	—	1	—	(6)	—

Loss (gain) recognized in other comprehensive income	24	(11)	12	—	36	(11)
Deferred income taxes	—	4	—	—	—	4

Loss (gain) recognized in other comprehensive income, net of tax	$24	$(7)	$12	$—	$36	$(7)

The amounts in Accumulated other comprehensive income that are expected to be recognized as components of net periodic benefit cost (benefit) during the next fiscal year are as follows:

	Pension Benefits		Non-Pension Postretirement Benefits		Total
	U.S. Plans	Non-U.S. Plans	U.S. Plans	Non-U.S. Plans	U.S. Plans	Non-U.S. Plans
Prior service cost (benefit)	$—	$1	$(8)	$—	$(8)	$1
Net actuarial loss (gain)	8	—	(1)	—	7	—

Determination of actuarial assumptions

The Company's actuarial assumptions are determined based on the demographics of the population, target asset allocations for funded plans, regional economic trends, statutory requirements and other factors that could impact the benefit obligation and plan assets. For our European plans, these assumptions are set by country, as the plans within these countries have similar demographics, and are impacted by the same regional economic trends and statutory requirements.

The Company merged its three U.S. qualified pension plans at December 31, 2009, and merged the Trusts holding the plan assets in September 2010. As a result, the economic actuarial assumptions for these plans at December 31, 2010 and December 31, 2009 were determined based on the demographics of the merged plan, including the Company's assumptions for expected rate of return on assets and the target asset mix for the plan assets. Prior to 2009, these assumptions were set separately for each plan.

The discount rates selected reflect the rate at which pension obligations could be effectively settled. The Company selects the discount rates based on cash flow models using the yields of high-grade corporate bonds or the local equivalent with maturities consistent with the Company's anticipated cash flow projections.

The expected rates of future compensation level increases are based on salary and wage trends in the chemical and other similar industries, as well as the Company's specific long-term compensation targets by country. Input is obtained from the Company's internal Human Resources group and from outside actuaries. These rates include components for wage rate inflation and merit increases.

The expected long-term rates of return on plan assets are determined based on the plans' current and projected asset mix. To determine the expected overall long-term rate of return on assets, the Company takes into account the rates on long-term debt investments held within the portfolio, as well as expected trends in the equity markets, for plans including equity securities. Peer data and historical returns are reviewed and the Company consults with its actuaries, as well as investment professionals, to confirm that the Company's assumptions are reasonable.

The weighted average rates used to determine the benefit obligations were as follows at December 31:

	Pension Benefits				Non-Pension Postretirement Benefits
	2011		2010		2011		2010
	U.S. Plans	Non-U.S. Plans	U.S. Plans	Non-U.S. Plans	U.S. Plans	Non-U.S. Plans	U.S. Plans	Non-U.S. Plans
Discount rate	4.4%	5.6%	5.1%	5.5%	4.2%	5.4%	4.9%	5.6%
Rate of increase in future compensation levels	—	3.3%	—	3.3%	—	—	—	—
The weighted average assumed health care cost trend rates are as follows at December 31:
Health care cost trend rate assumed for next year	—	—	—	—	7.7%	7.13%	7.9%	7.2%
Rate to which the cost trend rate is assumed to decline (the ultimate trend rate)	—	—	—	—	4.5%	4.5%	4.5%	4.5%
Year that the rate reaches the ultimate trend rate	—	—	—	—	2029	2030	2029	2030

The weighted average rates used to determine net periodic pension expense (benefit) were as follows for the years ended December 31:

	Pension Benefits
	U.S. Plans			Non-U.S. Plans
	2011	2010	2009	2011	2010	2009
Discount rate	5.1%	5.7%	6.1%	5.5%	5.5%	5.8%
Rate of increase in future compensation levels	—	4.0%	4.0%	3.3%	3.3%	3.3%
Expected long-term rate of return on plan assets	8.0%	8.0%	8.2%	5.8%	5.8%	5.8%

	Non-Pension Postretirement Benefits
	U.S. Plans			Non-U.S. Plans
	2011	2010	2009	2011	2010	2009
Discount rate	4.9%	5.4%	6.1%	5.6%	6.3%	7.1%

A one-percentage-point change in the assumed health care cost trend rates would change the projected benefit obligation for international non-pension postretirement benefits by $1 and service cost and interest cost by a negligible amount. The impact on U.S. plans is negligible.

Pension Investment Policies and Strategies

The Company's investment strategy for the assets of its North American defined benefit pension plans is to maximize the long-term return on plan assets using a mix of equities and fixed income investments with a prudent level of risk. Risk tolerance is established through careful consideration of plan liabilities, plan funded status and expected timing of future cash flow requirements. The investment portfolio contains a diversified blend of equity and fixed-income investments. For U.S. plans, equity investments are also diversified across U.S. and international stocks, as well as growth, value and small and large capitalization investments, while the Company's Canadian plan includes a blend of Canadian securities with U.S. and other foreign investments. Investment risk and performance is measured and monitored on an ongoing basis through quarterly investment portfolio reviews, annual liability measurements and periodic asset and liability studies.

The Company periodically reviews its target allocation of North American plan assets among the various asset classes. The targeted allocations are based on anticipated asset performance, discussions with investment professionals and on the projected timing of future benefit payments.

The Company observes local regulations and customs governing its European pension plans in determining asset allocations, which generally require a blended weight leaning toward more fixed income securities, including government bonds.

	Actual		Target 2012
	2011	2010
Weighted average allocations of U.S. pension plan assets at December 31:
Equity securities	54%	63%	60%
Debt securities	45%	30%	40%
Cash, short-term investments and other	1%	7%	—%

	100%	100%	100%

Weighted average allocations of non-U.S. pension plan assets at December 31:
Equity securities	9%	14%	21%
Debt securities	87%	82%	79%
Cash, short-term investments and other	4%	4%	—

	100%	100%	100%

Fair Value of Plan Assets

Fair value measurement provisions establish a fair value hierarchy which requires an entity to maximize the use of observable inputs and minimize the use of unobservable inputs when measuring fair value. This guidance describes three levels of inputs that may be used to measure fair value:

Level 1: Inputs are quoted prices (unadjusted) for identical assets or liabilities in active markets.

Level 2: Pricing inputs are other than quoted prices in active markets included in Level 1, which are either directly or indirectly observable as of the reported date.

Level 3: Unobservable inputs, for example, inputs derived through extrapolation or interpolation that cannot be corroborated by observable market data.

The following table presents U.S. pension plan investments measured at fair value on a recurring basis as of December 31, 2011 and 2010:

	Fair Value Measurements Using
	2011				2010
	Quoted Prices in Active Markets for Identical Assets (Level 1)	Significant Other Observable Inputs (Level 2)	Unobservable Inputs (Level 3)	Total	Quoted Prices in Active Markets for Identical Assets (Level 1)	Significant Other Observable Inputs (Level 2)	Unobservable Inputs (Level 3)	Total
Large cap equity funds (a)(b)	$—	$75	$—	$75	$37	$17	$—	$54
Small/mid cap equity funds (b)	—	17	—	17	45	—	—	45
Other international equity (b)	—	17	—	17	—	32	—	32
Debt securities/fixed income (c)	—	89	—	89	2	60	—	62
Cash, money market and other (d)	—	2	—	2	1	13	—	14

Total	$—	$200	$—	$200	$85	$122	$—	$207

The following table presents non-U.S. pension plan investments measured at fair value on a recurring basis as of December 31, 2011 and 2010:

	Fair Value Measurements Using
	2011				2010
	Quoted Prices in Active Markets for Identical Assets (Level 1)	Significant Other Observable Inputs (Level 2)	Unobservable Inputs (Level 3)	Total	Quoted Prices in Active Markets for Identical Assets (Level 1)	Significant Other Observable Inputs (Level 2)	Unobservable Inputs (Level 3)	Total
U.S. equity (b)	$—	$15	$—	$15	$—	$19	$—	$19
Other international equity (b)	—	4	—	4	—	5	—	5
Debt securities/fixed income (b)	—	136	—	136	—	106	—	106
Liability driven investments (c)(e)	—	62	—	62	—	56	—	56
Balanced pooled funds (b)(f)	—	8	—	8	—	8	—	8
Pooled insurance products with fixed income guarantee (b)	—	6	—	6	—	5	—	5
Cash, money market and other (d)	—	—	—	—	—	2	—	2

Total	$—	$231	$—	$231	$—	$201	$—	$201

(a)	Level 1 equity securities are valued based on quoted prices in active markets.
(b)	Level 2 equity securities are primarily in pooled asset and mutual funds and are valued based on underlying net asset value multiplied by the number of shares held.
(c)	Level 2 fixed income securities are valued using a market approach that includes various valuation techniques and sources, primarily using matrix/market corroborated pricing based on observable inputs including yield curves and indices.
(d)	Cash, money market and other securities include mutual funds, certificates of deposit and other short-term cash investments for which the share price is $1 or book value is assumed to equal fair value due to the short duration of the investment term.
(e)	Liability driven investments consist of a series of funds designed to provide returns matched to expected future cash flows, and include approximately 70% investments in fixed income securities targeting returns in line with 3-month euribor in the medium term, and 30% swaps, with an underlying portfolio of bonds and cash to counterbalance changes in the value of the swaps.
(f)	The fund provides a mix of approximately 60% equity and 40% fixed income securities that achieves the target asset mix for the plan.

Projections of Plan Contributions and Benefit Payments

The Company expects to make contributions totaling $37 to its defined benefit pension plans in 2012.

Estimated future plan benefit payments as of December 31, 2011 are as follows:

	Pension Benefits		Non-Pension Postretirement Benefits
Year	U.S. Plans	Non-U.S. Plans	U.S. Plans	Non-U.S. Plans
2012	$22	$8	$1	$—
2013	21	9	1	—
2014	20	11	1	—
2015	20	10	1	—
2016	29	11	1	—
2017-2021	86	79	5	2

The Company has a U.S. defined benefit pension plan that was converted to a cash balance plan prior to 2006. Under the 2006 Pension Protection Act, cash balance plans are generally not considered to be discriminatory if certain requirements are met; however, plans converted prior to the effective date of the 2006 Pension Protection Act, such as the Company's, are not grandfathered under the act. During 2010, the Company received a letter of determination that the plan as converted is a qualified plan.

Defined Contribution Plans

The Company sponsors a number of defined contribution plans for its employees, primarily in the U.S., Canada, Europe and in the Asia-Pacific region. Full-time employees are generally eligible to participate immediately and may make pre-tax and after-tax contributions subject to plan and statutory limitations. For certain plans, the Company has the option to make contributions above the match provided in the plan based on financial performance. Due to the economic downturn at the end of 2008, during 2009 the Company suspended for one year the employer match provided to non-bargaining employees and to some bargained employees in its U.S. and Canadian defined contribution plans.

Effective July 1, 2009, the Company introduced an annual retirement contribution ("ARC") to eligible U.S. associates to replace benefits previously provided under the Company's U.S. defined benefit pension plans, which have been frozen, as previously discussed, for non-bargaining associates and for some bargained associates. The contribution, which will be paid into the existing U.S. defined contribution plan, is a percentage of eligible earnings, ranging from 2% to 7% based on years of service, subject to IRS limitations. The contribution for each year will be made in the second quarter of the following year to eligible associates actively employed with the Company at year-end.

Prior to July 1, 2009 certain U.S. employees received annual employer contributions to the U.S. defined contribution plan based on age and years of service in lieu of a defined benefit pension plan. Under this arrangement, contributions ranged from 1% to 15% on wages up to FICA limits and 2% to 20% on wages in excess of FICA limits. These benefits were eliminated effective July 1, 2009, and were replaced with the ARC (discussed above).

The Company incurred expense for contributions under these plans of $14, $14 and $9 during the years ended December 31, 2011, 2010 and 2009, respectively.

Non-Qualified and Other Retirement Benefit Plans

The Company provides key executives in some locations with non-qualified benefit plans that provide participants with an opportunity to elect to defer compensation and also provide retirement benefits, or "top-ups", in cases where executives cannot fully participate in the defined benefit or defined contribution plans because of plan or local statutory limitations. The Company froze benefits under its U.S. non-qualified plans beginning January 1, 2009. Most of the Company's non-qualified benefit plans are unfunded. Prior to the plan freezes, certain deferrals were matched by the Company based on years of service. The liabilities related to defined benefit top-ups are included in the previously discussed defined benefit pension disclosures. In December of 2011, the Company adopted a non-qualified defined contribution plan (the "SERP") that provides an annual employer contribution to eligible associates of 5% of eligible compensation above the IRS limit for qualified plans. The Company can also make discretionary contributions under the SERP, however, no participant contributions are permitted. The contributions are made annually, as a credit to an unfunded phantom account, in the same timeframe as the ARC contribution is made to the qualified defined contribution plan. The Company's liability for the other components of these non-qualified benefit plans was $8 and $7 at December 31, 2011 and 2010, respectively, and is included in Other long-term liabilities in the Consolidated Balance Sheets.

The Company's German subsidiaries offer a government subsidized early retirement program to eligible employees called Altersteilzeit or ATZ Plans. The German government provides a subsidy in certain cases where the participant is replaced with a qualifying candidate. The Company had liabilities for these arrangements of $8 and $7 at December 31, 2011 and 2010, respectively. The Company incurred expense for these plans of $3, $4 and $1 during the years ended December 31, 2011, 2010 and 2009, respectively.

Some employees who are not covered by the Company's U.S. and foreign defined benefit pension plans are covered by collective bargaining agreements, which are generally for five year terms. Under Federal pension law, the Company would have continuing liability to these pension trusts if it ceased all or most of its participation in any of these trusts, and under certain other specified conditions.

Also included in the Consolidated Balance Sheets at both December 31, 2011 and 2010 are other post-employment benefit obligations relating to long-term disability and liabilities relating to European jubilee benefit plans of $8.

Deficit	12 Months Ended
Dec. 31, 2011
Deficit [Abstract]
Deficit

13. Deficit

The Company has 82,556,847 shares of $0.01 par value common stock outstanding at December 31, 2011.

In conjunction with the Preferred Equity Issuance, Momentive Holdings contributed $189 of the proceeds from the Preferred Equity Issuance to MSC Holdings and MSC Holdings contributed the amount to the Company. The remaining $16 was being held in a reserve account at December 31, 2011 by Momentive Holdings to redeem any additional preferred units from Apollo equal to the aggregate number of preferred units and warrants subscribed for by all other members of Momentive Holdings.

As of December 31, 2011, the Company has recognized a capital contribution of $204, representing the total proceeds from the Preferred Equity Issuance, less related fees and expenses, of which $16 is recorded as a receivable within Other current assets in the Consolidated Balance Sheets as of December 31, 2011, as Momentive Holdings is obligated to contribute the remaining $16 to the Company.

In January 2012, the remaining $16 of proceeds held in the reserve account were contributed to the Company.

For the years ended December 31, 2010 and December 31, 2009, the Company's owner received insurance recoveries of $163 and $37, respectively, related to a $200 settlement payment paid by the Company's owner in conjunction with the settlement agreement with Huntsman, which had been treated as an expense of the Company in 2008. These recoveries were recorded as income by the Company for the years ended December 31, 2010 and 2009, with the corresponding debit to Paid-in capital. As of December 31, 2010, the Company's owner had recovered the $200 settlement payment in full.

Stock Option Plans and Stock Based Compensation	12 Months Ended
Dec. 31, 2011
Stock Option Plans and Stock Based Compensation [Abstract]
Stock Option Plans and Stock Based Compensation

14. Stock Option Plans and Stock Based Compensation

The following is a summary of existing stock based compensation plans and outstanding shares as of December 31, 2011:

Plan Name	Shares Outstanding	Plan Expiration	Vesting Terms/Status	Option Term	Number of Shares Authorized
Resolution Performance 2000 Stock Option Plan		November 2010		8 yrs 30 days (1)	n/a plan expired
Tranche A options	25,213		Fully vested
Tranche B performance options	48,788		Fully vested
Resolution Performance 2000 Non-Employee Directors Option Plan	302,433	November 2010	Fully vested	8 yrs 30 days (2)	n/a plan expired
Resolution Specialty Materials 2004 Stock Option Plan		October 2014		8 yrs 30 days	1,027,197
Tranche A options	38,515		Fully vested
Tranche B performance options	77,034		Fully vested
Director options	142,664		Fully vested
BHI Acquisition Corp. 2004 Stock Incentive Plan		August 2014		10 years	3,670,635
Tranche A options	938,208		Fully vested
Tranche B performance options	938,208		Cliff vest on earlier of 8th anniversary or change in control
Director options	84,423		Director grants vest upon IPO / change in control
Director options	28,141		Fully vested
Hexion LLC 2007 Long-Term Incentive Plan		April 2017			1,700,000
Options to purchase units	403,500		Vest upon attainment of performance targets upon change in control	8 years
Restricted stock units	100,000		Fully vested	n/a
Momentive Performance Materials Holdings LLC 2011 Equity Incentive Plan		February 2021		10 years	13,900,000
Unit Options and Restricted Deferred Units ("RDUs"):
Tranche A Options and RDUs (3)	Options: 2,840,556 RDUs: 946,859		Time-vest ratably over 4 years; Accelerated vesting six months after certain change of control transactions as defined by the 2011 Equity Plan
Tranche B Options and RDUs (4)	Options: 1,418,303 RDUs: 472,762		Performance-based: Vest upon the earlier of i) the two year anniversary from the date of the achievement of the targeted common unit value following certain corporate transactions or ii) the six month anniversary from the date the targeted common unit value is achieved following certain change of control transactions
Tranche C Options and RDUs (5)	Options: 1,418,303 RDUs: 472,762		Performance-based: Vest upon the earlier of i) the one year anniversary from the date of the achievement of the targeted common unit value following certain corporate transactions or ii) the six month anniversary from the date the targeted common unit value is achieved following certain change of control transactions

(1)	71,301 Options granted between November 2000—December 2003 were modified during the 4th quarter of 2010 to extend the expiration date to November 13, 2012
(2)	265,550 Options granted between November 2000—December 2003 were modified to extend the expiration date to November 13, 2012
(3)	709,041 Tranche A Options and 236,341 Tranche A RDUs related to employees of MPM were also outstanding as of December 31, 2011
(4)	354,515 Tranche B Options and 118,172 Tranche B RDUs related to employees of MPM were also outstanding as of December 31, 2011
(5)	354,515 Tranche C Options and 118,172 Tranche C RDUs related to employees of MPM were also outstanding as of December 31, 2011

Summary of Plans

Prior to the Momentive Combination, the Company's parent maintained six stock-based compensation plans: the Resolution Performance 2000 Stock Option Plan (the "Resolution Performance Plan"), the Resolution Performance 2000 Non-Employee Directors Option Plan (the "Resolution Performance Director Plan"), the Resolution Performance Restricted Unit Plan (the "Resolution Performance Unit Plan"), the Resolution Specialty 2004 Stock Option Plan (the "Resolution Specialty Plan"), the BHI Acquisition 2004 Stock Incentive Plan (the "Borden Chemical Plan") and the 2007 Hexion LLC 2007 Long-Term Incentive Plan. In addition to these plans, the Company's parent maintains a stock-based deferred compensation plan, which is discussed below. The options granted under each of the option plans were to purchase common units in MSC Holdings. Effective October 1, 2010, in conjunction with the Momentive Combination, stock options to purchase units in MSC Holdings that were granted to our Directors and those granted under the Resolution Performance 2000 Stock Option Plan, the Resolution Performance 2000 Non-Employee Directors Option Plan, the Resolution Specialty 2004 Stock Option Plan, the BHI Acquisition 2004 Stock Incentive Plan and the Hexion 2007 Long-Term Incentive plan to purchase units in MSC Holdings were converted on a one-for-one basis to an equivalent number of options to purchase units in Momentive Holdings. Similarly, the restricted MSC Holdings LLC unit awards granted under the Hexion 2007 Long-Term Incentive Plan, the BHI Acquisition 2004 Deferred Compensation Plan and the Resolution Performance Restricted Unit Plan were converted on a one-for-one basis to units in Momentive Holdings.

2011 Equity Plan

On February 23, 2011, the Compensation Committee of the Board of Managers of Momentive Holdings approved the Momentive Performance Materials Holdings LLC 2011 Equity Incentive Plan (the "2011 Equity Plan"). Under the 2011 Equity Plan, Momentive Holdings can award unit options, unit awards, restricted units, restricted deferred units, and other unit-based awards. The restricted deferred units are non-voting units of measurement which are deemed to be equivalent to one common unit of Momentive Holdings. The unit options are options to purchase common units of Momentive Holdings. The awards contain restrictions on transferability and other typical terms and conditions.

Unit Options

The Tranche A Options were granted with an aggregate grant date fair value of approximately $6. The fair value of each option was estimated at the grant date using a Black-Scholes option pricing model. The assumptions used to estimate the fair value were a 2.17% risk-free interest rate, a 6.25 year expected life, a 37.5% expected volatility rate and a 0% dividend rate. Compensation cost of $3 related to these awards was recognized during the year ended December 31, 2011.

The Tranche B and Tranche C Options were granted with performance and market conditions, each with an aggregate grant date fair value of approximately $3. The fair value was estimated at the grant date using a Monte Carlo valuation method, which is a commonly accepted valuation model for awards with market and performance conditions. The Monte Carlo valuation method requires the use of a range of assumptions. The range of risk-free interest rates was 0.16% to 3.44%, expected volatility rates ranged from 34.6% to 41.7% and the dividend rate was 0%. The expected life assumption is not used in the Monte Carlo valuation method, but the output of the model indicated a weighted-average expected life of 9.2 years. Compensation cost has not been recognized for the Tranche B and Tranche C Options during the year ended December 31, 2011 because as of December 31, 2011, it is not probable the related options will vest. Compensation cost will be recognized over the service period once the satisfaction of the performance condition is probable.

Restricted Deferred Units

The Tranche A RDUs were granted with an aggregate grant date fair value of approximately $4. Compensation cost of $2 related to these awards was recognized during the year ended December 31, 2011.

The Tranche B and Tranche C RDUs were granted with performance and market conditions, each with an aggregate grant date fair value of approximately $2. The fair value was estimated at the grant date using the same Monte Carlo valuation method and assumptions used for the Tranche B and Tranche C Options. The RDUs have an indefinite life, thus the term used in the valuation model was 30 years, which resulted in a weighted-average expected life of 21.4 years. Compensation cost has not been recognized for the Tranche B and Tranche C RDUs during the year ended December 31, 2011 because as of December 31, 2011, it is not probable the related RDUs will vest. Compensation cost will be recognized over the service period once the satisfaction of the performance condition is probable.

Although the 2011 Equity Plan was issued by Momentive Holdings, the underlying compensation cost represents compensation costs paid for by Momentive Holdings on MSC's behalf, as a result of the employees' service to MSC. All compensation cost is recorded over the requisite service period on a graded-vesting basis and is included in Selling, general and administrative expense in the Consolidated Statements of Operations.

Financial Statement Impact

Share-based compensation expense is recognized, net of estimated forfeitures, over the requisite service period on a graded-vesting basis. The Company adjusts compensation expense periodically for forfeitures.

The Company recognized share-based compensation expense of $6, $2 and $5 for the years ended December 31, 2011, 2010 and 2009, respectively. The amounts are included in Selling, general and administrative expense in the Consolidated Statements of Operations. The Company expects additional compensation expense of $19, which will be recognized over the vesting period of the underlying share-based awards. $6 is expected to be recognized ratably over a weighted-average period of 2.7 years, while the remaining $13 will be recognized upon an initial public offering or other future contingent event.

Options Activity

Following is a summary of the Company's stock option plan activity for the year ended December 31, 2011:

	Momentive Holdings Common Units	Weighted Average Exercise Price
Options outstanding at December 31, 2010	3,101,746	$7.05
Options granted	5,704,262	$4.85
Options exercised	(2,853)	$3.51
Options forfeited	(98,866)	$6.33

Options outstanding at December 31, 2011	8,704,289	$5.61

Exercisable at December 31, 2011	2,279,701	$6.03
Expected to vest at December 31, 2011	5,293,209	$5.64

At December 31, 2011, exercise prices for options outstanding ranged from $3.51 to $29.42 with a weighted average remaining contractual life of 6.8 years. The weighted average remaining contractual life for options exercisable and options expected to vest was 4.1 and 5.8 years, respectively. At December 31, 2011, the aggregate intrinsic value of both options exercisable and options expected to vest was $0.

The total amount of cash received and total intrinsic value (which is the amount by which the stock price exceeded the exercise price of the options on the date of exercise) of options exercised during the years ended December 31, 2011, 2010 and 2009 was less than $1, less than $1, and $0, respectively.

Restricted Unit Activity

Following is a summary of the Company's restricted unit plan activity for the year ended December 31, 2011:

	Momentive Holdings Common Units	Weighted Average Grant Date Fair Value
Nonvested at December 31, 2010	50,000	$10.81
Restricted units granted	1,901,556	$4.71
Restricted units vested	(280,659)	$5.91
Restricted units forfeited	(9,173)	$4.69

Nonvested at December 31, 2011	1,661,724	$4.69

The weighted average remaining contractual life for restricted units granted and outstanding was 3.2 years.

Stock-Based Deferred Compensation Plan

In 2004, in connection with the acquisition of Borden Chemical by Apollo, certain key employees of the Company deferred the receipt of compensation and were credited with a number of deferred stock units that were equal in value to the amount of compensation deferred. In total, the Company granted 1,007,944 deferred common stock units under the Hexion LLC 2004 Deferred Compensation Plan (the "2004 DC Plan"), which is an unfunded plan. Each unit gives the grantee the right to one common stock unit of Momentive Holdings. Under the 2004 DC Plan, the deferred common stock units are not distributed to participants until their employment with the Company ends. At December 31, 2011, there were 750,566 undistributed units under the 2004 DC Plan.

Income Taxes	12 Months Ended
Dec. 31, 2011
Income Taxes [Abstract]
Income Taxes

15. Income Taxes

Income tax expense (benefit) detail for continuing operations for the years ended December 31, is as follows:

	2011	2010	2009
Current
Federal	$—	$—	$—
State and local	—	2	2
Foreign	30	45	2

Total current	30	47	4

Deferred
Federal	(2)	1	(7)
State and local	—	—	—
Foreign	(25)	(13)	(5)

Total deferred	(27)	(12)	(12)

Income tax expense (benefit)	$3	$35	$(8)

A reconciliation of the differences between income taxes for continuing operations that were computed at the federal statutory tax rate of 35% and provisions for income taxes for the years ended December 31 follows:

	2011	2010	2009
Income tax benefit computed at federal statutory tax rate	$36	$85	$48
State tax provision, net of federal benefits	2	2	2
Foreign tax rate differential	(14)	48	(9)
Foreign source (loss) income subject to U.S. taxation	(15)	25	1
Losses and other (income) expenses not deductible for tax	(6)	(69)	(7)
Increase (decrease) in the taxes due to changes in valuation allowance	5	(55)	(35)
Additional (benefit) tax on foreign unrepatriated earnings	(2)	1	(1)
Changes in enacted tax rates	—	(1)	(2)
Adjustments of prior year estimates and other	(3)	(1)	(5)

Income tax expense (benefit)	$3	$35	$(8)

The domestic and foreign components of the income from continuing operations before income taxes for the years ended December 31, is as follows:

	2011	2010	2009
Domestic	$101	$297	$131
Foreign	2	(53)	6

	$103	$244	$137

The tax effects of significant temporary differences and net operating loss and credit carryforwards, which comprise the deferred tax assets and liabilities at December 31, is as follows:

	2011	2010
Assets
Non-pension post-employment	$8	$7
Accrued and other expenses	88	76
Loss and credit carryforwards	511	553
Pension liabilities	35	31

Gross deferred tax assets	642	667
Valuation allowance	(432)	(479)

Net deferred tax asset	210	188

Liabilities
Property, plant and equipment	(165)	(164)
Unrepatriated earnings of foreign subsidiaries	(78)	(88)
Intangibles	(25)	(17)

Gross deferred tax liabilities	(268)	(269)

Net deferred tax liability	$(58)	$(81)

The following table summarizes the presentation of the net deferred tax liability in the Consolidated Balance Sheets at December 31:

	2011	2010
Assets
Current deferred income taxes (Other current assets)	$10	$24
Long-term deferred income taxes (Other assets)	4	5
Liabilities
Current deferred income taxes (Other current liabilities)	—	—
Long-term deferred income taxes	(72)	(110)

Net deferred tax liability	$(58)	$(81)

MSC Holdings and its eligible subsidiaries file a consolidated U.S. Federal income tax return. As MSC Holdings is not a member of the registrant, its tax attributes are not reflected in the tables above. However, because MSC Holdings is the Company's parent, the Company can utilize MSC Holdings' attributes. These attributes are comprised of $413 of deferred interest deductions, which have an unlimited carryover, but have significant restrictions on their use. MSC Holdings maintains a full valuation allowance against these attributes because it is more likely than not that some portion of these assets will not be realized.

As of December 31, 2011, the Company had a $432 valuation allowance for a portion of its net deferred tax assets that management believes, more likely than not, will not be realized. In the United States, a consolidated return will be filed and future taxable income and losses of the consolidated group may be offset. The Company's deferred tax assets include federal, state and foreign net operating losses carryforwards. The federal net operating loss carryforwards available are $875, which expire starting in 2020. The Company's deferred assets also include minimum tax credits of $2, which are available indefinitely. A valuation allowance of $276 has been provided against these items. The Company had undistributed earnings of certain foreign subsidiaries of $168, on which deferred taxes have not been provided because these earnings are considered permanently invested outside of the United States.

The following table summarizes the changes in the valuation allowance for the years ending December 31, 2011 , 2010 and 2009:

	Balance at Beginning of Period	Changes in related Gross Deferred Tax Assets/Liabilities	Charge/ Release	Balance at End of Period
Valuation allowance on Deferred tax assets:
Year ended December 31, 2009	$620	$(16)	$(25)	$579
Year ended December 31, 2010	579	53	(153)	479
Year ended December 31, 2011	479	27	(74)	432

Examination of Tax Returns

The Company conducts business globally and, as a result, certain of its subsidiaries file income tax returns in the U.S. federal jurisdiction and various state and foreign jurisdictions. In the normal course of business, the Company is subject to examinations by taxing authorities throughout the world, including major jurisdictions such as Brazil, Canada, the Czech Republic, France, Germany, Italy, South Korea, Netherlands and the United States.

The Company is no longer subject to U.S. federal examinations for years before December 31, 2008; however, certain state and foreign tax returns are under examination by various regulatory authorities.

The Company continuously reviews issues that are raised from ongoing examinations and open tax years to evaluate the adequacy of its liabilities. As the various taxing authorities continue with their audit/examination programs, the Company will adjust its reserves accordingly to reflect these settlements.

Unrecognized Tax Benefits

A reconciliation of the beginning and ending amount of unrecognized tax benefits is as follows:

	2011	2010
Balance at beginning of year	$85	$60
Additions based on tax positions related to the current year	2	22
Additions for tax positions of prior years	1	3
Reductions for tax positions of prior years	(1)	—
Settlements	(2)	—
Foreign currency translation	(5)	—

Balance at end of year	$80	$85

During the year ended December 31, 2011, the Company decreased the amount of its unrecognized tax benefits, including its accrual for interest and penalties, by $5, primarily as a result of favorable foreign currency movements. Increases in the unrecognized tax benefit for various intercompany transactions were offset by settlements and releases of unrecognized tax benefits upon completion of various audits. During the years ended December 31, 2011, 2010 and 2009, the Company recognized approximately $0, $1 and $1, respectively, in interest and penalties. The Company had approximately $27 accrued for the payment of interest and penalties at both December 31, 2011 and 2010.

$80 of unrecognized tax benefits, if recognized, would affect the effective tax rate. The Company anticipates recognizing a range of $1 to $33 of the total amount of unrecognized tax benefits, exclusive of interest, within the next 12 months as a result of negotiations with foreign jurisdictions and completion of foreign and U.S. state audit examinations.

Summary Financial Information of Unconsolidated Affiliates	12 Months Ended
Dec. 31, 2011
Summarized Financial Information of Unconsolidated Affiliates [Abstract]
Summarized Financial Information of Unconsolidated Affiliate

16. Summarized Financial Information of Unconsolidated Affiliate

Summarized financial information of the unconsolidated affiliate HAI as of December 31, 2011 and 2010, and for the years ended December 31, 2011 and 2010 is as follows:

	As of December 31,
	2011	2010
Current assets	$35	$29
Non-current assets	13	13
Current liabilities	21	20
Non-current liabilities	—	—

	Year ended December 31,
	2011	2010
Net sales	$206	$163
Gross profit	49	34
Pre-tax income	29	16
Net income	29	16

The comparative data for the year ended December 31, 2009 has been omitted, as HAI was consolidated within the Company's Consolidated Financial Statements during this period.

Segment Information	12 Months Ended
Dec. 31, 2011
Segment Information [Abstract]
Segment Information

17. Segment Information

The Company's business segments are based on the products that the Company offers and the markets that it serves. At December 31, 2011, the Company had two reportable segments: Epoxy, Phenolic and Coating Resins and Forest Products Resins. A summary of the major products of the Company's reportable segments follows:

•

Epoxy, Phenolic and Coating Resins: epoxy specialty resins, oil field products, versatic acids and derivatives, basic epoxy resins and intermediates, phenolic specialty resins and molding compounds, polyester resins, acrylic resins and vinylic resins

•	Forest Products Resins: forest products resins and formaldehyde applications

Changes in Reportable Segments in 2011

In the first quarter of 2011, the Company completed the sale of the IAR Business and moved the oversight and management of the coatings reporting unit into the Epoxy and Phenolic Resins Division, which was renamed the Epoxy, Phenolic and Coating Resins Division. These organizational and internal reporting changes caused the Company to re-evaluate its reportable segments. As a result of these changes, effective in the first quarter of 2011, the results of the Company's coatings reporting unit, which were previously reported in the Coatings segment, are included within the Epoxy, Phenolic and Coating Resins segment. The prior periods have been recast for comparability purposes. In addition, the Company has renamed its Formaldehyde and Forest Products Resins segment to Forest Products Resins. No changes were made to the product lines that comprise this segment.

In the second quarter of 2011, the Company sold its CCR Business to PCCR, a subsidiary of Investindustrial, a European investment group. The CCR Business was previously included in the Coatings segment in 2010 and the Epoxy, Phenolic and Coating Resins segment beginning in 2011 as a result of the change in the Company's reportable segments discussed above. The CCR Business is reported as a discontinued operation for all periods presented.

The Company's organizational structure continues to evolve. The Company is also continuing to refine its operating structure to more closely link similar products, minimize divisional boundaries and improve its ability to serve multi-dimensional common customers. These refinements may result in future changes to the Company's reportable segments.

Reportable Segments

Following are net sales and Segment EBITDA (earnings before interest, income taxes, depreciation and amortization) by reportable segment. Segment EBITDA is defined as EBITDA adjusted to exclude certain non-cash and certain non-recurring expenses. Segment EBITDA is the primary performance measure used by the Company's senior management, the chief operating decision-maker and the board of directors to evaluate operating results and allocate capital resources among segments. Segment EBITDA is also the profitability measure used to set management and executive incentive compensation goals. Corporate and Other is primarily corporate general and administrative expenses that are not allocated to the segments, such as shared service and administrative functions, foreign exchange gains and losses and legacy company costs not allocated to continuing segments.

Net Sales to Unaffiliated Customers for the years ended December 31(1)(2):

	2011	2010	2009
Epoxy, Phenolic and Coating Resins	$3,424	$2,990	$2,351
Forest Products Resins	1,783	1,607	1,198

Total	$5,207	$4,597	$3,549

Segment EBITDA for the years ended December 31(2):

	2011	2010	2009
Epoxy, Phenolic and Coating Resins (3)	$506	$491	$307
Forest Products Resins (4)	180	177	110
Corporate and Other	(51)	(61)	(50)

Depreciation and Amortization Expense for the years ended December 31(2):

	2011	2010	2009
Epoxy, Phenolic and Coating Resins	$113	$111	$115
Forest Products Resins	49	47	45
Corporate and Other	5	6	7

Total	$167	$164	$167

Total Assets as of December 31(2):

	2011	2010
Epoxy, Phenolic and Coating Resins	$1,688	$1,812
Forest Products Resins	790	849
Corporate and Other	630	233
Discontinued Operations	—	243

Total	$3,108	$3,137

Capital Expenditures for the years ended December 31(2)(5):

	2011	2010	2009
Epoxy, Phenolic and Coating Resins	$89	$77	$52
Forest Products Resins	36	34	70
Corporate and Other	14	3	4

Total	$139	$114	$126

(1)	Intersegment sales are not significant and, as such, are eliminated within the selling segment.
(2)	The Company changed its segment reporting in the first quarter of 2011. Prior period balances have been recast to conform to the Company's current reportable segments.
(3)	Included in the Epoxy, Phenolic and Coating Resins Segment EBITDA are Earnings from unconsolidated affiliates, net of taxes of $16, $8 and $2 for the years ended December 31, 2011, 2010 and 2009, respectively.
(4)	Included in the Forest Products Resins Segment EBITDA are Earnings from unconsolidated entities, net of taxes of less than $1 for each of the years ended December 31, 2011, 2010 and 2009, respectively.
(5)	Excludes capital expenditures of discontinued operations. Includes capitalized interest costs that are incurred during the construction of property and equipment.

Reconciliation of Segment EBITDA to Net Income:

	Year Ended December 31,
	2011	2010	2009
Segment EBITDA:
Epoxy, Phenolic and Coating Resins	$506	$491	$307
Forest Products Resins	180	177	110
Corporate and Other	(51)	(61)	(50)

Reconciliation:
Items not included in Segment EBITDA
Terminated merger and settlement income, net	—	171	62
Asset impairments and other non-cash charges	(41)	(8)	(43)
Business realignment costs	(15)	(20)	(37)
Integration costs	(19)	—	—
Net income (loss) from discontinued operations	2	(3)	(30)
Other	(12)	(28)	(47)

Total adjustments	(85)	112	(95)
(Loss) gain on extinguishment of debt	—	(30)	224
Interest expense, net	(262)	(276)	(223)
Income tax (expense) benefit	(3)	(35)	8
Depreciation and amortization	(167)	(164)	(167)

Net income attributable to Momentive Specialty Chemicals Inc.	118	214	114
Net income attributable to noncontrolling interest	—	—	3

Net income	$118	$214	$117

Items not included in Segment EBITDA

Non-cash charges primarily represent asset impairments, stock-based compensation expense, accelerated depreciation on closing facilities and unrealized derivative and foreign exchange gains and losses. Net loss from discontinued operations represents the results of the IAR and CCR businesses.

In 2010, Terminated merger and settlement income, net primarily includes the pushdown of Apollo's 2010 recoveries of $163 in insurance proceeds in 2010 related to the $200 settlement payment made by Apollo that was treated as a pushdown of shareholder expense in 2008 and the $8 in insurance settlements related to litigation arising from the terminated Huntsman merger. In 2009, Terminated merger and settlement expense, net includes the pushdown of Apollo's recovery of $37 in insurance proceeds in 2009 related to the $200 settlement payment made by Apollo, as well as discounts on certain of the Company's merger related service provider liabilities. This income was partially offset by legal and consulting costs and legal contingency accruals related to litigation arising from the terminated Huntsman merger.

Not included in Segment EBITDA are certain non-cash and certain non-recurring income or expenses. For 2011, these items consist of business optimization expenses, integration costs related to the Momentive Combination, retention program costs, business realignment costs primarily related to expenses from the Company's productivity program, realized foreign exchange gains and losses and a gain recognized on the termination of an operator agreement with a customer. For 2010, these items consisted of business realignment costs primarily related to expenses from the Company's productivity program, realized foreign exchange gains and losses and retention program costs. For 2009, these items consisted of business realignment costs primarily related to expense from the Company's productivity program, asset impairments, retention program costs and realized foreign exchange gains and losses.

Geographic Information

Net Sales to Unaffiliated Customers for the years ended December 31(1):

	2011	2010	2009
United States	$2,130	$1,861	$1,366
Netherlands	1,051	938	846
Germany	402	347	282
Canada	304	244	165
Other international	1,320	1,207	890

Total	$5,207	$4,597	$3,549

(1)	Sales are attributed to the country in which the individual business locations reside.

Long-Lived Assets as of December 31:

	2011	2010
United States	$504	$497
Netherlands	237	251
Germany	101	118
Other international	367	401

Total	$1,209	$1,267

Guarantor/Non-Guarantor Subsidiary Financial Information	12 Months Ended
Dec. 31, 2011
Guarantor/Non-Guarantor Subsidiary Financial Information [Abstract]
Guarantor/Non-Guarantor Subsidiary Financial Information

18. Guarantor/Non-Guarantor Subsidiary Financial Information

The Company and certain of its U.S. subsidiaries guarantee debt issued by its wholly owned subsidiaries Hexion Nova Scotia, ULC and Hexion U.S. Finance Corporation (together, the "Subsidiary Issuers"), which includes the 8.875% first priority senior secured notes due 2018, the floating rate second-priority senior secured notes due 2014 and the 9% second-priority notes due 2020.

The following information contains the condensed consolidating financial information for MSC (the parent), the Subsidiary Issuers, the combined subsidiary guarantors (Momentive Specialty Chemical Investments Inc.; Borden Chemical Foundry; LLC, Lawter International, Inc.; HSC Capital Corporation; Momentive International, Inc.; Momentive CI Holding Company; NL COOP Holdings LLC and Oilfield Technology Group, Inc.) and the combined non-guarantor subsidiaries, which includes all of the Company's foreign subsidiaries and HAI (prior to the deconsolidation of this entity).

All of the subsidiary issuers and subsidiary guarantors are 100% owned by MSC. All guarantees are full and unconditional, and are joint and several, subject to certain customary release provisions set forth in the applicable indenture. There are no significant restrictions on the ability of the Company to obtain funds from its domestic subsidiaries by dividend or loan. While the Company's Australian, New Zealand and Brazilian subsidiaries are restricted in the payment of dividends and intercompany loans due to the terms of their credit facilities, there are no material restrictions on the Company's ability to obtain cash from the remaining non-guarantor subsidiaries.

This information includes allocations of corporate overhead to the combined non-guarantor subsidiaries based on net sales. Income tax expense has been provided on the combined non-guarantor subsidiaries based on actual effective tax rates.

MOMENTIVE SPECIALTY CHEMICALS INC.

Notes to Consolidated Financial Statements

(dollars in millions)

YEAR ENDED DECEMBER 31, 2011

CONDENSED CONSOLIDATING STATEMENT OF OPERATIONS

	Momentive Specialty Chemicals Inc.	Subsidiary Issuers	Combined Subsidiary Guarantors	Combined Non- Guarantor Subsidiaries	Eliminations	Consolidated
Net sales	$2,246	$—	$—	$3,254	$(293)	$5,207
Cost of sales	1,856	—	—	2,910	(293)	4,473

Gross profit	390	—	—	344	—	734
Selling, general and administrative expense	110	—	—	225	—	335
Asset impairments	4	—	—	28	—	32
Business realignment costs	2	—	—	13	—	15
Other operating (income) expense, net	(20)	—	(1)	5	—	(16)

Operating income	294	—	1	73	—	368
Interest expense, net	69	150	—	43	—	262
Intercompany interest expense (income), net	121	(170)	(1)	50	—	—
Other non-operating expense (income), net	8	—	—	(5)	—	3

Income (loss) before income tax, earnings from unconsolidated entities	96	20	2	(15)	—	103
Income tax (benefit) expense	(8)	1	—	10	—	3

Income (loss) before earnings from unconsolidated entities	104	19	2	(25)	—	100
Earnings from unconsolidated entities, net of taxes	32	—	22	1	(39)	16

Net income (loss) from continuing operations	136	19	24	(24)	(39)	116
Net (loss) income from discontinued operations, net of tax	(18)	—	—	20	—	2

Net income (loss)	$118	$19	$24	$(4)	$(39)	$118

MOMENTIVE SPECIALTY CHEMICALS INC.

Notes to Consolidated Financial Statements

(dollars in millions)

YEAR ENDED DECEMBER 31, 2010

CONDENSED CONSOLIDATING STATEMENT OF OPERATIONS

	Momentive Specialty Chemicals Inc.	Subsidiary Issuers	Combined Subsidiary Guarantors	Combined Non- Guarantor Subsidiaries	Eliminations	Consolidated
Net sales	$2,002	$—	$—	$2,934	$(339)	$4,597
Cost of sales	1,618	—	—	2,587	(339)	3,866

Gross profit	384	—	—	347	—	731
Selling, general and administrative expense	117	—	—	215	—	332
Terminated merger and settlement income, net	(171)	—	—	—	—	(171)
Business realignment costs	5	—	—	15	—	20
Other operating expense (income), net	6	—	—	(2)	—	4

Operating income	427	—	—	119	—	546
Interest expense, net	92	144	—	40	—	276
Loss on extinguishment of debt	7	5	—	18	—	30
Intercompany interest expense (income), net	123	(169)	(1)	47	—	—
Other non-operating (income) expense, net	(18)	8	—	6	—	(4)

Income before income tax, earnings from unconsolidated entities	223	12	1	8	—	244
Income tax (benefit) expense	(11)	10	—	36	—	35

Income (loss) before earnings from unconsolidated entities	234	2	1	(28)	—	209
(Loss) earnings from unconsolidated entities, net of taxes	(13)	—	(5)	—	26	8

Net income (loss) from continuing operations	221	2	(4)	(28)	26	217
Net (loss) income from discontinued operations, net of tax	(7)	—	—	4	—	(3)

Net income (loss)	$214	$2	$(4)	$(24)	$26	$214

MOMENTIVE SPECIALTY CHEMICALS INC.

Notes to Consolidated Financial Statements

(dollars in millions)

YEAR ENDED DECEMBER 31, 2009

CONDENSED CONSOLIDATING STATEMENT OF OPERATIONS

	Momentive Specialty Chemicals Inc.	Subsidiary Issuers	Combined Subsidiary Guarantors	Combined Non- Guarantor Subsidiaries	Eliminations	Consolidated
Net sales	$1,418	$—	$—	$2,475	$(344)	$3,549
Cost of sales	1,248	—	—	2,173	(344)	3,077

Gross profit	170	—	—	302	—	472
Selling, general and administrative expense	81	—	—	224	—	305
Terminated merger and settlement (income) expense, net	(64)	—	—	2	—	(62)
Asset impairments	37	—	—	12	—	49
Business realignment costs	14	—	—	23	—	37
Other operating expense (income), net	7	—	(1)	1	—	7

Operating income	95	—	1	40	—	136
Interest expense, net	130	62	—	31	—	223
Gain on extinguishment of debt	(76)	(148)	—	—	—	(224)
Intercompany interest expense (income), net	67	(82)	(1)	16	—	—
Other non-operating (income) expense, net	(6)	7	1	(2)	—	—

(Loss) income before income tax, earnings from unconsolidated entities	(20)	161	1	(5)	—	137
Income tax (benefit) expense	(4)	6	—	(10)	—	(8)

(Loss) income before earnings from unconsolidated entities	(16)	155	1	5	—	145
Earnings from unconsolidated entities, net of taxes	145	—	2	2	(147)	2

Net income from continuing operations	129	155	3	7	(147)	147
Net loss from discontinued operations, net of tax	(12)	—	—	(18)	—	(30)

Net income (loss)	117	155	3	(11)	(147)	117
Net income attributable to noncontrolling interest	(3)	—	—	—	—	(3)

Net income (loss) attributable to Momentive Specialty Chemicals Inc.	$114	$155	$3	$(11)	$(147)	$114

MOMENTIVE SPECIALTY CHEMICALS INC.

Notes to Consolidated Financial Statements

(dollars in millions)

DECEMBER 31, 2011

CONDENSED CONSOLIDATING BALANCE SHEET

	Momentive Specialty Chemicals Inc.	Subsidiary Issuers	Combined Subsidiary Guarantors	Combined Non- Guarantor Subsidiaries	Eliminations	Consolidated
Assets
Current assets
Cash and cash equivalents (including restricted cash of $0 and $3, respectively)	$221	$—	$—	$210	$—	$431
Short-term investments	—	—	—	7	—	7
Accounts receivable, net	206	—	—	386	—	592
Inventories:
Finished and in-process goods	116	—	—	138	—	254
Raw materials and supplies	33	—	—	70	—	103
Other current assets	27	—	—	45	—	72

Total current assets	603	—	—	856	—	1,459

Other assets	107	36	40	89	(103)	169
Property and equipment, net	504	—	—	705	—	1,209
Goodwill	93	—	—	74	—	167
Other intangible assets, net	59	—	—	45	—	104

Total assets	$1,366	$36	$40	$1,769	$(103)	$3,108

Liabilities and (Deficit) Equity
Current liabilities
Accounts and drafts payable	$134	$—	$—	$259	$—	$393
Intercompany accounts (receivable) payable	(24)	(42)	1	65	—	—
Debt payable within one year	17	—	—	100	—	117
Intercompany loans payable (receivable)	35	—	—	(35)	—	—
Loans payable to affiliates	2	—	—	—	—	2
Interest payable	14	44	—	3	—	61
Income taxes payable	1	—	—	14	—	15
Accrued payroll and incentive compensation	26	—	—	31	—	57
Other current liabilities	69	—	—	63	—	132

Total current liabilities	274	2	1	500	—	777
Long-term debt	1,134	1,688	—	598	—	3,420
Intercompany loans payable (receivable)	1,254	(1,903)	(16)	665	—	—
Long-term pension and post employment benefit obligations	99	—	—	124	—	223
Deferred income taxes	30	2	—	40	—	72
Other long-term liabilities	116	6	—	34	—	156
Advance from affiliates	225	—	—	—	—	225

Total liabilities	3,132	(205)	(15)	1,961	—	4,873

Total Momentive Specialty Chemicals Inc. shareholder's (deficit) equity	(1,766)	241	55	(193)	(103)	(1,766)
Noncontrolling interest	—	—	—	1	—	1

Total (deficit) equity	(1,766)	241	55	(192)	(103)	(1,765)

Total liabilities and (deficit) equity	$1,366	$36	$40	$1,769	$(103)	$3,108

MOMENTIVE SPECIALTY CHEMICALS INC.

Notes to Consolidated Financial Statements

(dollars in millions)

DECEMBER 31, 2010

CONDENSED CONSOLIDATING BALANCE SHEET

	Momentive Specialty Chemicals Inc.	Subsidiary Issuers	Combined Subsidiary Guarantors	Combined Non- Guarantor Subsidiaries	Eliminations	Consolidated
Assets
Current assets
Cash and cash equivalents (including restricted cash of $0 and $6, respectively)	$56	$—	$—	$130	$—	$186
Short-term investments	—	—	—	6	—	6
Accounts receivable, net	115	—	—	412	—	527
Inventories:
Finished and in-process goods	122	—	—	144	—	266
Raw materials and supplies	35	—	—	74	—	109
Other current assets	31	—	—	48	—	79
Discontinued operations	102	—	—	141	—	243

Total current assets	461	—	—	955	—	1,416

Other assets	6	41	30	73	3	153
Property and equipment, net	497	—	—	770	—	1,267
Goodwill	93	—	—	76	—	169
Other intangible assets, net	62	—	—	70	—	132

Total assets	$1,119	$41	$30	$1,944	$3	$3,137

Liabilities and (Deficit) Equity
Current liabilities
Accounts and drafts payable	$137	$—	$—	$277	$—	$414
Intercompany accounts (receivable) payable	(140)	(46)	—	186	—	—
Debt payable within one year	25	—	—	57	—	82
Intercompany loans (receivable) payable	(97)	—	—	97	—	—
Loans payable to affiliates	2	—	—	—	—	2
Interest payable	21	46	—	2	—	69
Income taxes payable	7	—	—	17	—	24
Accrued payroll and incentive compensation	28	—	—	37	—	65
Other current liabilities	90	—	—	60	—	150
Discontinued operations	37	—	—	22	—	59

Total current liabilities	110	—	—	755	—	865
Long-term debt	1,152	1,687	—	649	—	3,488
Affiliated long-term debt	80	—	—	20	—	100
Intercompany loans payable (receivable)	1,352	(1,887)	(15)	550	—	—
Long-term pension and post employment benefit obligations	83	—	—	125	—	208
Deferred income taxes	35	2	—	73	—	110
Other long-term liabilities	104	6	—	50	—	160
Advance from affiliates	225	—	—	—	—	225

Total liabilities	3,141	(192)	(15)	2,222	—	5,156

Total Momentive Specialty Chemicals Inc. shareholder's (deficit) equity	(2,022)	233	45	(281)	3	(2,022)
Noncontrolling interest	—	—	—	3	—	3

Total (deficit) equity	(2,022)	233	45	(278)	3	(2,019)

Total liabilities and (deficit) equity	$1,119	$41	$30	$1,944	$3	$3,137

MOMENTIVE SPECIALTY CHEMICALS INC.

Notes to Consolidated Financial Statements

(dollars in millions)

YEAR ENDED DECEMBER 31, 2011

CONDENSED CONSOLIDATING STATEMENT OF CASH FLOWS

	Momentive Specialty Chemicals Inc.	Subsidiary Issuers	Combined Subsidiary Guarantors	Combined Non- Guarantor Subsidiaries		Eliminations	Consolidated
Cash flows (used in) provided by operating activities	$(72)	$8	$19	$196		$—	$151

Cash flows provided by (used in) investing activities
Capital expenditures	(74)	—	—	(65)		—	(139)
Capitalized interest	(1)	—	—	—		—	(1)
Purchases of debt securities, net	—	—	—	(2)		—	(2)
Change in restricted cash	—	—	—	3		—	3
Proceeds from the return of capital from subsidiary	69 (a)	—	—	—		(69)	—
Dividends from subsidiaries	60	—	—	—		(60)	—
Capital contribution to subsidiary	(11)	—	(19)	—		30	—
Proceeds from the sale of businesses, net of cash transferred	49	—	—	124		—	173
Proceeds from the sale of assets	2	—	—	1		—	3
Dividends from unconsolidated affiliates, net of funds remitted	12	—	12	(4)		(12)	8

	106	—	(7)	57		(111)	45

Cash flows provided by (used in) financing activities
Net short-term debt (repayments) borrowings	(7)	—	—	21		—	14
Borrowings of long-term debt	164	—	—	332		—	496
Repayments of long-term debt	(182)	—	—	(356)		—	(538)
Repayments of affiliated debt	(80)	—	—	(20)		—	(100)
Return of capital to parent	—	—	—	(69	)(a)	69	—
Net intercompany loan borrowings (repayments)	51	4	—	(55)		—	—
Capital contribution from parent	189	—	—	30		(30)	189
Payments of dividends on common stock	(2)	(12)	(12)	(48)		72	(2)
Long-term debt and credit facility financing fees	(2)	—	—	—		—	(2)

	131	(8)	(12)	(165)		111	57

Effect of exchange rates on cash and cash equivalents	—	—	—	(5)		—	(5)

Increase in cash and cash equivalents	165	—	—	83		—	248
Cash and cash equivalents (unrestricted) at beginning of year	56	—	—	124		—	180

Cash and cash equivalents (unrestricted) at end of year	$221	$—	$—	$207		$—	$428

(a)	During the year ended December 31, 2011, Momentive Specialty Chemicals Inc. contributed receivables of $69 to a non-guarantor subsidiary as capital contributions, resulting in a non-cash transaction. During the year ended December 31, 2011, the non-guarantor subsidiary sold the contributed receivables to certain banks under various supplier financing agreements. The cash proceeds were returned to Momentive Specialty Chemicals Inc. by the non-guarantor subsidiary as a return of capital. The sale of receivables has been included within cash flows from operating activities on the Combined non-guarantor subsidiaries. The return of the cash proceeds from the sale of receivables has been included as a financing outflow and an investing inflow on the Combined Non-Guarantor Subsidiaries and Momentive Specialty Chemicals Inc., respectively.

MOMENTIVE SPECIALTY CHEMICALS INC.

Notes to Consolidated Financial Statements

(dollars in millions)

YEAR ENDED DECEMBER 31, 2010

CONDENSED CONSOLIDATING STATEMENT OF CASH FLOWS

	Momentive Specialty Chemicals Inc.	Subsidiary Issuers	Combined Subsidiary Guarantors	Combined Non- Guarantor Subsidiaries		Eliminations	Consolidated
Cash flows (used in) provided by operating activities	$(465)	$19	$—	$491		$—	$45

Cash flows provided by (used in) investing activities
Capital expenditures	(52)	—	—	(67)		—	(119)
Capitalized interest	—	—	—	(1)		—	(1)
Proceeds from matured debt securities, net	—	—	—	4		—	4
Change in restricted cash	—	—	—	2		—	2
Proceeds from the return of capital from subsidiary	367 (a)	—	—	—		(367)	—
Dividends from subsidiaries	18	—	1	—		(19)	—
Deconsolidation of variable interest entity	—	—	—	(4)		—	(4)
Proceeds from the sale of assets	6	—	—	8		—	14
Investment in unconsolidated affiliates, net	—	—	4	1		—	5

	339	—	5	(57)		(386)	(99)

Cash flows provided by (used in) financing activities
Net short-term debt borrowings (repayments)	3	—	—	(10)		—	(7)
Borrowings of long-term debt	290	1,433	—	633		—	2,356
Repayments of long-term debt	(1,108)	(406)	—	(663)		—	(2,177)
Repayments of affiliated debt	(3)	—	—	—		—	(3)
Return of capital to parent	—	—	—	(367	)(a)	367	—
Net intercompany loan borrowings (repayments)	987	(973)	—	(14)		—	—
Payments of dividends on common stock	—	(10)	(5)	(4)		19	—
Long-term debt and credit facility financing fees	(9)	(63)	—	—		—	(72)

	160	(19)	(5)	(425)		386	97

Effect of exchange rates on cash and cash equivalents	—	—	—	2		—	2

Increase in cash and cash equivalents	34	—	—	11		—	45
Cash and cash equivalents (unrestricted) at beginning of year	22	—	—	113		—	135

Cash and cash equivalents (unrestricted) at end of year	$56	$—	$—	$124		$—	$180

(a)	In March, June, September and December 2010, Momentive Specialty Chemicals Inc. contributed receivables of $100, $100, $107 and $67, respectively to a non-guarantor subsidiary as capital contributions, resulting in a non-cash transaction. During the year ended December 31, 2010, the non-guarantor subsidiary sold $374 of the contributed receivables to affiliates of Apollo for net cash of $367. The cash proceeds were returned to Momentive Specialty Chemicals Inc. by the non-guarantor subsidiary as a return of capital. The sale of receivables has been included within cash flows from operating activities on the Combined non-guarantor subsidiaries. The return of the cash proceeds from the sale of receivables has been included as a financing outflow and an investing inflow on the Combined Non-Guarantor Subsidiaries and Momentive Specialty Chemicals Inc., respectively.

MOMENTIVE SPECIALTY CHEMICALS INC.

Notes to Consolidated Financial Statements

(dollars in millions)

YEAR ENDED DECEMBER 31, 2009

CONDENSED CONSOLIDATING STATEMENT OF CASH FLOWS

	Momentive Specialty Chemicals Inc.	Subsidiary Issuers	Combined Subsidiary Guarantors	Combined Non- Guarantor Subsidiaries		Eliminations	Consolidated
Cash flows (used in) provided by operating activities	$(197)	$(16)	$—	$568		$—	$355

Cash flows provided by (used in) investing activities
Capital expenditures	(38)	—	—	(93)		—	(131)
Capitalized interest	—	—	—	(5)		—	(5)
Purchases of debt securities, net	—	—	—	(2)		—	(2)
Change in restricted cash	—	—	—	2		—	2
Proceeds from the return of capital from subsidiary	392 (a)	—	—	—		(392)	—
Dividend from subsidiary	6	—	5	—		(11)	—
Proceeds from the sale of assets	4	—	—	—		—	4

	364	—	5	(98)		(403)	(132)

Cash flows (used in) provided by financing activities
Net short-term debt repayments	(2)	—	—	(8)		—	(10)
Borrowings of long-term debt	587	—	—	568		—	1,155
Repayments of long-term debt	(690)	(24)	—	(690)		—	(1,404)
Borrowings of affiliated debt	84	—	—	20		—	104
Return of capital to parent	—	—	—	(392	)(a)	392	—
Purchase of note receivable due from parent	—	—	—	(24)		—	(24)
Payments of dividends on common stock	(10)	—	(5)	(6)		11	(10)
Long-term debt and credit facility financing fees	(5)	—	—	—		—	(5)
Deconsolidation of noncontrolling interest in variable interest entity	(24)	—	—	—		—	(24)
Net intercompany loan (repayments) borrowings	(108)	40	—	68		—	—
Payment of dividends to non-controlling interest	—	—	—	(4)		—	(4)

	(168)	16	(5)	(468)		403	(222)

Effect of exchange rates on cash and cash equivalents	—	—	—	13		—	13

(Decrease) increase in cash and cash equivalents	(1)	—	—	15		—	14
Cash and cash equivalents (unrestricted) at beginning of year	23	—	—	98		—	121

Cash and cash equivalents (unrestricted) at end of year	$22	$—	$—	$113		$—	$135

(a)	In March, June, September, November and December 2009, Momentive Specialty Chemicals Inc. contributed receivables of $70, $85, $110, $33 and $104, respectively to a non-guarantor subsidiary as capital contributions, resulting in a non-cash transaction. During the year ended December 31, 2009, the non-guarantor subsidiary sold $402 of the contributed receivables to affiliates of Apollo for net cash of $392. The cash proceeds were returned to Momentive Specialty Chemicals Inc. by the non-guarantor subsidiary as a return of capital. The sale of receivables has been included within cash flows from operating activities on the Combined non-guarantor subsidiaries. The return of the cash proceeds from the sale of receivables has been included as a financing outflow and an investing inflow on the Combined Non-Guarantor Subsidiaries and Momentive Specialty Chemicals Inc., respectively.